(TRANSLATION)

PIMCO

Monthly Distribution Type

PIMCO FUNDS - PIMCO Total Return Fund

Investment Fund Circular (Mandatory Prospectus)

September 2008

US Jurisdiction Open-Ended Publicly Offered Contractual Type Foreign Investment Fund (denominated in the US dollar)

(This is the prospectus (Mandatory Prospectus) which is always required to be delivered to the investors.)

Investment Adviser and Administrator:	For purchase, contact:
PIMCO The Authority On BondsTM Pacific Investment Management Company LLC	Nikko Cordial

1.	In connection with the public offering of Administrative Class Shares (the “Shares”) of PIMCO Funds—PIMCO Total Return Fund (the “Fund”) by this Investment Fund Circular (Mandatory Prospectus), PIMCO Funds filed the Securities Registration Statement on December 27, 2007 with the Director-General of Kanto Local Finance Bureau in accordance with the provisions of Article 5 of the Financial Instruments and Exchange Law (Law No. 25 of 1948). The registration thereunder became effective on December 28, 2007. In addition, the Trust filed Amendments to the Securities Registration Statement on March 31, 2008, September 10, 2008 and September 30, 2008 with the Director-General of Kanto Local Finance Bureau in accordance with Article 7 of the Financial Instruments and Exchange Law.

2.	This is the prospectus required to be delivered prior to or at the same time as the offering of the Shares in accordance with the provisions of Article 15, Paragraph 2 of the Financial Instruments and Exchange Law.

3.	Please note that the Investment Fund Circular (On-Demand Prospectus) (see “PART II. INFORMATION CONCERNING THE FUND, IV. ITEMS OF DETAILED INFORMATION CONCERNING THE FUND” for the items described therein) shall be delivered to the investors upon request, and in case that the investors have made a request of the delivery of the Investment Fund Circular (On-Demand Prospectus), they are required to make a note thereof for themselves.

4.	The Fund is an investment trust and its investment capital shall not be guaranteed.

5.	The value of the Shares shall come under the influence of fluctuations of the value of the Fund’s portfolio investments and foreign exchange rates, and all the gain and loss due to such investments and fluctuations of the foreign exchange rates shall be attributable to the investors.

6.	The original financial statements in English are not contained in this prospectus but contained in the Securities Registration Statement.

Material Item:

The main objects of investment of the Fund are public/corporate bonds and securities denominated in foreign (non-Japanese) currencies. The net asset value of an investment may decrease below investment capital because of fluctuations of the value of the Fund’s portfolio investments, foreign exchange rates, interest rates and currency value among other reasons. The value of an investment also may decrease below investment capital because of change of the net asset value of the Fund resulting from changes of management and financial conditions of the issuers of the Fund’s portfolio securities, and consequent changes of external evaluations of the issuers. Since the net asset value of the Shares is denominated in a foreign (non-Japanese) currency, the investment value to be received in Japanese Yen may be affected by the fluctuation of foreign exchange rates. Accordingly, the investment capital shall not be guaranteed with respect to an investment in the Fund.

The Shares can be repurchased, pursuant to a prior application thereof, only on particular dates in principle.

The Fund’s net asset value may fluctuate for a number of reasons. For instance, the Fund is subject to “interest rate risk”, “credit risk”, “high yield risk”, “market risk”, “issuer risk”, “liquidity risk”, “derivatives risk”, “mortgage-related and other asset-backed risk”, “foreign (non-U.S.) investment risk”, “emerging markets risk”, “currency risk”, “leveraging risk”, “management risk” and “short sale risk.”

For more details, please refer to “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 3. INVESTMENT RISK” hereof.”

Supplement to Prospectus (Investment Trusts)

<Code 0111>

(This document is delivered pursuant to the provisions of

Article 37-3 of the Financial Instruments and Exchange Law.)

Please read this document and the content of the Prospectus carefully.

This document and the Prospectus describe the risks and points to consider upon investment. Please read both documents carefully prior to application for purchase and contact the distribution dealers with any queries prior to submitting an application for purchase.

Nikko Cordial Securities Inc. (“Nikko Cordial”), as the distributor in Japan of PIMCO FUNDS - PIMCO Total Return Fund (the “Fund”), shall deal with the business concerning the offering and sale, etc. of the Fund.

Name of Fund	PIMCO FUNDS PIMCO Total Return Fund
Expenses

•   Expenses to be directly borne by investors upon application for purchase

Sales Charge: Sliding rate, depending on the number of the Shares for which the investor subscribes, is applied up to 2.100% (2.00% excluding consumption tax). A monthly sales charge is, in principle, deducted upon payment of the monthly dividends from 2 to 20 times at a rate equal to 0.105% (0.10% excluding consumption tax) of the net asset value per Share.

For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

*  The foregoing shall not apply if otherwise provided.

•   Other expenses

Management fee of foreign securities accounts: Nikko Cordial shall charge the investors an account management fee (¥3,150 (¥3,000 excluding consumption tax) per year; ¥7,560 (¥7,200 excluding consumption tax) per three-year lump sum payment); provided, however, that such account management fee shall not be charged if the value of the assets held in custody, which is calculated pursuant to the formula prescribed by Nikko Cordial, is ¥10 million or more.

*  Applicable exchange rate for foreign investment trusts

With respect to foreign investment trusts, when exchanges take place between Yen and a foreign currency or between different foreign currencies upon sales and purchases or repurchases, the exchange rates determined by Nikko Cordial in accordance with the forces of the foreign exchange market shall be applied.

For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

*	This Supplement does not form part of the Investment Fund Circular (Mandatory Prospectus). The information described in this Supplement is not included in the Investment Fund Circular (Mandatory Prospectus).
*	The preparer of this Supplement is Nikko Cordial, and the responsibility concerning such preparation is attributable to Nikko Cordial.

1/2	This Supplement consists of two (2) pages.

Cooling-off	With respect to transactions in respect of the Fund, the provisions of Article 37-6 of the Financial Instruments and Exchange Law (i.e., cooling-off) shall not be applied.

Outline of the financial instruments exchange contracts concerning the Fund	Nikko Cordial shall deal with the business concerning the offering and sale of the Shares as the Distributor of the Fund in Japan.

Outline of the content and method of the financial instruments business of Nikko Cordial

The financial instruments business that Nikko Cordial is engaged in is primarily the financial instruments business pursuant to the provisions of Article 28, Paragraph 1 of the Financial Instruments and Exchange Law. Transactions and share certificate custody in respect of the Fund conducted by Nikko Cordial shall be subject to the following:

1.      Upon conducting transactions, investors shall be required to open an account for custody and for transfer and settlement, and the transactions shall be carried out pursuant to the contract concerning the securities transactions, which such contract provides the rights and obligations concerning securities transactions between Nikko Cordial and investors, as well as other services.

2.      With respect to the foreign investment trust securities, investors shall be required to open a foreign securities transaction account.

3.      With respect to the reinvestment of dividends, investors shall be required to open an accumulative investment account.

4.      Investors shall be required to deposit the amount pertaining to the price of the orders for purchase by the date prescribed by Nikko Cordial.

5.      Nikko Cordial, in principle, shall deliver to investors a written report on transactions via postal mail or electronic delivery when the orders for purchase by such investors are executed (unless otherwise provided by law).

Outline of Nikko Cordial (As of August 2008)	Trade name:	Nikko Cordial Securities Inc.
	Registration number:	Financial instruments firm, The Director-General of Kanto Local Finance Bureau (Kinsho) No. 129

	Address of head office:	3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo, 100-8325

Associations that Nikko Cordial participates in:

The Japan Securities Dealers Association The Investment Trusts Association in Japan Japan Securities Investment Advisers Association The Financial Futures Association of Japan

	Capital:	Yen 100,000 million

	Main business:	Financial instruments business

	Date of establishment:	March 2001

	Contact:	Please call at 0120-374-250 (Hours: business days, 8:30 to 17:30) or contact the distribution dealers.

These materials have been prepared pursuant to the laws and regulations in effect as of the end of August 2008, and these materials are subject to change pursuant to the amendment of applicable laws and regulations in the future.

For purchase, contact Nikko Cordial.

*	This Supplement does not form part of the Investment Fund Circular (Mandatory Prospectus). The information described in this Supplement is not included in the Investment Fund Circular (Mandatory Prospectus).
*	The preparer of this Supplement is Nikko Cordial, and the responsibility concerning such preparation is attributable to Nikko Cordial.

2/2	This Supplement consists of two (2) pages.

Matters to Consider

Matters set forth below are notified to the investors as important matters to confirm prior to an application for the purchase of this investment trust (the “Fund”).

Please read the matters set forth below and the content of the Investment Fund Circular (Mandatory Prospectus) sufficiently upon application for purchase.

The net asset value of an investment may decrease below investment capital because of fluctuations of the value of the Fund’s portfolio investments, foreign exchange rates, interest rates and currency value among other reasons.

•	Risk concerning the Fund

The main objects of investment of the Fund are public/corporate bonds and securities denominated in foreign (non-Japanese) currencies. The net asset value of an investment may decrease below investment capital because of fluctuations of the value of the Fund’s portfolio investments, foreign exchange rates, interest rates and currency value among other reasons. The value of an investment also may decrease below investment capital because of change of the net asset value of the Fund resulting from changes of management and financial conditions of the issuers of the Fund’s portfolio securities, and consequent changes of external evaluations of the issuers. Since the net asset value of the Shares is denominated in a foreign (non-Japanese) currency, the investment value to be received in Japanese Yen may be affected by the fluctuation of foreign exchange rates. Accordingly, the investment capital shall not be guaranteed with respect to an investment in the Fund. All the gain and loss due to such investments and fluctuations of the foreign exchange rates shall be attributable to the investors.

The Shares can be repurchased, pursuant to a prior application thereof, only on particular dates in principle.

The Fund’s net asset value may fluctuate for a number of reasons. For instance, the Fund is subject to “interest rate risk”, “credit risk”, “high yield risk”, “market risk”, “issuer risk”, “liquidity risk”, “derivatives risk”, “mortgage-related and other asset-backed risk”, “foreign (non-U.S.) investment risk”, “emerging markets risk”, “currency risk”, “leveraging risk”, “management risk” and “short sale risk.”

* For more details, please refer to “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 3. INVESTMENT RISK” in the Investment Fund Circular (Mandatory Prospectus).

•	Fees concerning the Fund

1. Expenses to be directly borne by investors upon purchase

•

No fee is charged upon purchasing the Shares. A monthly sales charge (the “Sales Charge”) with the consumption tax thereon is, in principle, deducted, upon payment of the monthly dividend, from the dividends paid to the investors, beginning two months after the month in which the settlement of the Shares with respect to such application is made in the United States. New and existing investors who apply for purchase shall pay a Sales Charge monthly at a rate equal to 0.105% (0.10% excluding consumption tax) of the net asset value per Share as of the last fund business day and consumption tax chargeable to the Sales Charge in equal monthly installments from 2 to 20 times, depending on the number of the Shares for which the investor subscribes. (For more details, please refer to Table below.)

Number of the Shares Applied per Transaction	Rate of Sales Charge
Less than 100,000 Shares	0.105%×20 times=2.100% (2.00% excluding consumption tax)

100,000 – 499,999 Shares	0.105%×15 times=1.575% (1.50% excluding consumption tax)

500,000 – 999,999 Shares	0.105%×10 times=1.050% (1.00% excluding consumption tax)

1,000,000 – 4,999,999 Shares	0.105%×5 times=0.525% (0.50% excluding consumption tax)

5,000,000 Shares or more	0.105%×2 times=0.210% (0.20% excluding consumption tax)

The amount of the Sales Charge may fluctuate each month.

The Distributor in Japan (defined in the Investment Fund Circular (Mandatory Prospectus)) may agree to a different treatment on the Sales Charge from the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” of the Investment Fund Circular (Mandatory Prospectus).

For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

2. Expenses to be directly borne by investors upon repurchase

•	Repurchase fees: None

For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

3. Expenses to be indirectly borne by investors during the holding period of the investment trust

•	Annual fees:

0.74% per annum of the total net assets shall be deducted from the assets of the Fund. Effective October 1, 2008, annual expenses shall be 0.77% per annum of the total net assets since the administrative fee (to be renamed the “supervisory and administrative fee”) shall be 0.21% per annum on and after such date.

(Breakdown)
Management fees (Note 1):	0.43% per annum
12b-1 (service) fees:	0.25% per annum
Interest expense:	0.06% per annum

Note 1:	Management fees reflect an advisory fee and an administrative fee (to be renamed the “supervisory and administrative fee”) payable by the Fund to PIMCO.

•	Other expenses:

Investors will indirectly bear, through the Fund, other expenses which are not covered by the fees summarized above and which may vary and affect the total level of expenses paid by investors, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trustees of the Trust (defined in “Summary of the Prospectus” below) who are not “interested persons” of PIMCO or the Trust and their counsel. The amount of such other expenses will vary depending on, among other things, the Fund’s investment activities, and the rate and maximum amount thereof cannot be indicated in advance.

* While the Management fees, 12b-1 (service) fees and interest expense are currently equal to the amounts set forth above, the sum of such fees and other expenses of the Fund (as described above) cannot be indicated in advance because such other expenses will vary depending on, among other things, the Fund’s investment activities.

* For more details, please refer to “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 4. FEES AND TAXES” in the Investment Fund Circular (Mandatory Prospectus).

Summary of the Prospectus

PIMCO Funds -

PIMCO Total Return Fund

The information in this summary is a brief summary of the information concerning PIMCO Total Return Fund (the “Fund”) included in the Prospectus provided in order to help investors understand the Fund. For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

Form of the Fund	U.S. Jurisdiction Open-ended Publicly Offered Contractual Type Foreign Investment Fund (denominated in the US dollar)

Features	The objective of the Fund is to seek maximum total return, consistent with preservation of capital and prudent investment management. Total return consists of income earned on the Fund’s investments, plus capital appreciation, if any. Income gains are normally to be distributed to shareholders on a monthly basis, and net realized capital gains (if any) from the sale of portfolio investments will also be distributed no less frequently than annually.

Primary Investments	Fixed income instruments such as US Government securities, corporate debt and mortgage-related and other asset-backed securities

Reference Index	Lehman Brothers U.S. Aggregate Index

Investment Restriction

It may invest up to 10% of its total assets in high yield securities rated B or higher.

It may invest up to 30% of its total assets in securities denominated in currencies other than USD.

It may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

For as long as the Fund offers Administrative Class Shares of the Fund (the “Shares”) for sale in Japan, it shall not invest in any stock or equities.

Risk of Variation in Net Asset Value and Credit Risk, Etc.

The main objects of investment of the Fund are public/corporate bonds and securities denominated in foreign (non-Japanese) currencies. The net asset value of an investment may decrease below investment capital due to fluctuations in the value of the Fund’s portfolio investments, foreign exchange rates, interest rates and currency value among other reasons. The value of an investment also may decrease below the investment capital due to changes in the net asset value of the Fund which is influenced by changes in management and financial conditions of the issuers of the Fund’s portfolio securities, and consequent changes of external evaluations of the issuers. Since the net asset value of Shares is denominated in a foreign (non-Japanese) currency, the investment value to be received in Japanese Yen may be affected by fluctuation of the foreign exchange rates. Accordingly, the investment capital is not guaranteed with respect to an investment in the Fund.

The Shares can be repurchased, pursuant to a prior application thereof, only on particular dates in principle.

The Fund’s net asset value may fluctuate for a number of reasons. For

(i)

instance, the Fund is subject to “interest rate risk”, “credit risk”, “high yield risk”, “market risk”, “issuer risk”, “liquidity risk”, “derivatives risk”, “mortgage-related and other asset-backed risk”, “foreign (non-U.S.) investment risk”, “emerging markets risk”, “currency risk”, “leveraging risk”, “management risk” and “short sale risk.”

For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

Life	Potentially Unlimited

Accounting Year	Closed on March 31, each year

Distributions

Income gains:

•   Any income is intended to be distributed each month.

•   Any income is intended to be distributed normally on the third business day of the next month in Japan.

Capital gains:

•   Any capital gains arising from the sale of investments will be distributed no less frequently than annually.

•   Provided, however, the date of payment will change each year.

•   No distribution will be made in case there are no capital gains.

Issue Price	Usually the Net Asset Value per Share calculated at the location where the application for subscription is made on the Fund Business Day when such application is received.

Repurchase Requests

•   The shareholders can request for repurchase of their Shares on a monthly basis.

•   The repurchase of Shares may be entrusted to Distribution Dealers during the period of five business days in Japan prior to the last Fund Business Day in each month.

Note: “Distribution Dealer(s)” collectively means the Distributor in Japan (defined in “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 1. NATURE OF THE FUND, (2) Structure of the Fund, (b) Related Companies of the Fund” of the Investment Fund Circular (Mandatory Prospectus)), and any other financial instruments firms and/or registered financial institutions which, pursuant to the contracts concluded with the Distributor in Japan, forward the applications for purchase or repurchase by investors to the Distributor in Japan, deal with the business, etc. concerning the acceptance of the subscription amount or the payment of the repurchase price to the investors, and deal with the dividends, and the notification and the financial statement to the Japanese Shareholders.

•   The repurchase price is equal to the Net Asset Value per Share on the last Fund Business Day of the month.

•   The settlement date in Japan is on the fourth business day in Japan after the last Fund Business Day of the month.

Note: A “Fund Business Day” means a day on which the New York Stock Exchange (“NYSE”) is open for business.

(ii)

Minimum Number of Shares for Subscription

Minimum subscription of Shares is 100 shares and in integral multiples of 10 Shares (both for the initial subscription and for any subsequent subscription).

•   Provided, however, in case the Shares are subscribed pursuant to the relevant standard terms and the related contracts (together, the “Nikko’s SMA Contracts”) applicable to the separately managed account transactions (the “Nikko’s SMA Transaction”) entered into between Nikko Cordial Securities Inc. (“Nikko Cordial”) and its certain customers, then the minimum amount for subscription of Shares shall be one (1) Share or more; provided, further, that Nikko Cordial may agree to a different treatment on such minimum amount from that for the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” of the Investment Fund Circular (Mandatory Prospectus).

Minimum Number of Shares for Redemption	One full Share

Sales Charge

•   No fee is charged upon purchasing the Shares. A monthly sales charge (the “Sales Charge”) with the consumption tax thereon is, in principle, deducted, upon payment of the monthly dividend, from the dividends paid to the investors, beginning two months after the month in which the settlement of the Shares with respect to such application is made in the United States.

•   New and existing investors who apply for purchase shall pay a Sales Charge monthly at a rate equal to 0.105% (0.10% excluding consumption tax) of the net asset value per Share as of the last fund business day and consumption tax chargeable to the Sales Charge in equal monthly installments from 2 to 20 times, depending on the number of the Shares for which the investor subscribes. (For more details, please refer to Table below.)

	Number of the Shares Applied per Transaction	Rate of Sales Charge
	Less than 100,000 Shares	0.105%×20 times=2.100% (2.00% excluding consumption tax)

	100,000 – 499,999 Shares	0.105%×15 times=1.575% (1.50% excluding consumption tax)

	500,000 – 999,999 Shares	0.105%×10 times=1.050% (1.00% excluding consumption tax)

	1,000,000 – 4,999,999 Shares	0.105%×5 times=0.525% (0.50% excluding consumption tax)

	5,000,000 Shares or more	0.105%×2 times=0.210% (0.20% excluding consumption tax)

(iii)

•   The amount of the Sales Charge may fluctuate each month.

•   In case that the subscription is applied for in accordance with Nikko’s SMA Contracts, the Sales Charge referred to above shall not be imposed at the time of application for such subscription, except for certain charges to be imposed under the Nikko’s SMA Transaction. In addition, Nikko Cordial may agree to a different treatment on the Sales Charge from the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” of the Investment Fund Circular (Mandatory Prospectus). Inquiries related to the Sales Charge shall be made at the following Distribution Dealer;

Nikko Cordial (3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo).

•   If repurchase is requested before the full amount of Sales Charge applicable to the shareholder according to the above table is paid, the remaining amount of the Sales Charge and consumption tax chargeable to the Sales Charge after subtracting the amount already paid will be deducted from the repurchase amount. (In such case, the remaining amount of the Sales Charge will be calculated based on the net asset value on the date of the request for repurchase).

•   If (i) no dividend is paid in any month or (ii) the amount of any dividend to be paid in any month is less than the amount of the Sales Charge of the applicable month so that the relevant Sales Charge with respect to such month shall not be paid in such month, but shall be payable in or after the next month.

•   The date of settlement of the Shares in the United States is usually the fourth business day (which shall be a business day of PIMCO Funds (the “Trust”)) after the day x on which the Trust receives the application for purchase and the relevant order is executed in the United States.

•   In addition, upon subscription of the Shares, the investors shall be required to open a transaction account pursuant to a Contract Concerning a Foreign Securities Transaction Account (the “Contract”). Nikko Cordial shall charge the investors an account management fee (¥3,150 (¥3,000 excluding consumption tax) per year; ¥7,560 (¥7,200 excluding consumption tax) per three-year lump sum payment) in accordance with the Contract; provided, however, that such account management fee shall not be charged if the value of the assets held in custody, which is calculated pursuant to the formula prescribed by Nikko Cordial, is ¥10 million or more.

(iv)

Discount of Sales Charge when the Shares are redeemed and switched to any shares of other funds	Not applicable
Annual Fees, etc.

The annual expense ratio of the Fund was 0.74% of the average total net assets. The annual expenses consist of Management fees (Note) (0.43% of average annual net assets), 12b-1 (service) fees (0.25% of the average annual net assets) and interest expense (0.06% of the average annual net assets). Effective October 1, 2008, the administrative fee (to be renamed the “supervisory and administrative fee”) will become 0.21% per annum. Therefore, the annual expense ratio of the Fund shall be 0.77% of the average total net assets on and after such date. For more details, please refer to Q6.

Note: Management fees reflect an advisory fee and an administrative fee (to be renamed the “supervisory and administrative fee”) payable by the Fund to PIMCO.

Investors will indirectly bear, through the Fund, other expenses which are not covered by the fees summarized above and which may vary and affect the total level of expenses paid by investors, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Trustees who are not “interested persons” of PIMCO or the Trust and their counsel. The amount of such other expenses will vary depending on, among other things, the Fund’s investment activities, and the rate and maximum amount thereof cannot be indicated in advance.

While the Management fees, 12b-1 (service) fees and interest expense are currently equal to the amounts set forth above, the sum of such fees and other expenses of the Fund (as described above) cannot be indicated in advance because such other expenses will vary depending on, among other things, the Fund’s investment activities.

(iv)

Management Policy of the Fund

Long Term Prospects for Economics

The Investment Adviser of the Fund, Pacific Investment Management Company LLC (PIMCO), holds a one-week conference in May every year, where PIMCO investment professionals gather to exchange ideas and forecast long term economic trends. The issues that their forecast is based on range from the major political issues in the world to the changes in population figures and in social structures. Based on PIMCO’s economic outlook, they estimate interest rate and exchange rate and accordingly determine an outline of investment strategies. In addition, they adjust strategy plans, if necessary, when they change their estimated short-term inflation rate and GDP for six months to one year ahead every quarter.

Various Sources of Income

The Fund does not rely on a particular strategy but seeks its objective by allocating risks on various types of instruments that are appropriate for investment. PIMCO does not unnecessarily extend funds’ maturity dates, focus on bonds with good yield but without credit, nor bias on certain kinds of bonds. PIMCO’s aim is to steadily perform well by devising duration, diversified investment, and yield curve management.

Emphasis on Diversified Investment and Credit Quality

The size of the Fund is one of the biggest in the world. It invests in various types of instruments and seeks to diversify bond types, issuers and names. The Fund mainly invests in investment grade bonds. Since the inception of the Shares in September 1994, the average rating of the holdings of its portfolio has been higher than AA, and more than 50% of its holdings has consisted of high quality names rated AAA. The Fund’s maximum exposure to high-yield bonds, whose credit ratings are below Baa, is no greater than 10%.

(vi)

Guidance (Q&A)

Q.1 How can I Purchase the Shares?

Any potential shareholders can buy Shares at any branch of Nikko Cordial on a business day in Japan.

The minimum investment of the Shares is 100 and in integral multiples of 10 Shares for the initial subscription and the same for any subsequent subscription

•

Provided, however, in case the Shares are subscribed pursuant to the Nikko’s SMA Contracts, then the minimum amount for subscription of the Shares shall be one (1) Share or more; provided, further, that Nikko Cordial may agree to a different treatment on such minimum amount from that for the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” of the Investment Fund Circular (Mandatory Prospectus).

With respect to the application for purchase of the Shares, it will be offered on the Fund Business Days.

Q.2 What is a Fund Business Day?

A “Fund Business Day” means a day on which the NYSE is open for business. (For more details, please contact your Distribution Dealer.)

Q.3 Are there any Sales Charges?

A Sales Charge will be deducted from dividends to be paid each month.

There is no Sales Charge upon purchasing the Shares.

•	The investor shall, in principle, pay the Sales Charge, beginning two months after the month in which the settlement of the Shares with respect to such application is made in the United States.

•

New and existing investors who apply for purchase shall pay a monthly Sales Charge equal to 0.105% (0.10% excluding consumption tax) of the net asset value per Share as of the last fund business day in each month in respect of which the relevant dividend is calculated (that is, the last fund business day of the month preceding the month when the relevant dividend is paid) and consumption tax chargeable to such Sales Charge for a period of at least 2 and up to 20 times, depending on the number of the Shares to which the investor subscribes. (For more details, please refer to Table below.)

Number of the Shares Applied per Transaction	Rate of Sales Charge
Less than 100,000 Shares	0.105%×20 times=2.100% (2.00% excluding consumption tax)

100,000 – 499,999 Shares	0.105%×15 times=1.575% (1.50% excluding consumption tax)

500,000 – 999,999 Shares	0.105%×10 times=1.050% (1.00% excluding consumption tax)

1,000,000 – 4,999,999 Shares	0.105%×5 times=0.525% (0.50% excluding consumption tax)

5,000,000 Shares or more	0.105%×2 times=0.210% (0.20% excluding consumption tax)

(vii)

•

In case that the subscription is applied for in accordance with Nikko’s SMA Contracts, the Sales Charge referred to above shall not be imposed at the time of application for such subscription, except for certain charges to be imposed under the Nikko’s SMA Transaction. In addition, Nikko Cordial may agree to a different treatment on the Sales Charge from the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” of the Investment Fund Circular (Mandatory Prospectus). Inquiries related to the Sales Charge shall be made at the following Distribution Dealer;

* Nikko Cordial (3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo).

•

If repurchase is requested before the full amount of Sales Charges applicable to the shareholders according to the above table is paid, the remaining Sales Charges and consumption tax chargeable to the Sales Charge after subtracting the amount already paid will be deducted from the repurchase amount. In such case, the remaining amount of the Sales Charge will be calculated based on the net asset value on the date of the relevant request for repurchase (which is the last Fund Business Day in the relevant month).

Sample Calculation Method of the Remaining Amount of the Sales Charge upon Repurchase of the Shares Applied for Purchase:

If you repurchase at the end of a month in which you have completed 10 monthly installments of Sales Charges out of 20 such installments, the following amount will be deducted from the repurchase amount according to the formula below:

(The net asset value on the date of the relevant request for repurchase) X 0.105 (0.10% excluding consumption tax) X (the number of the installments left to be payable<10 in this case>).

•

If the investor who purchased the Shares at different times requests for repurchase of any of his/her Shares, the repurchase of such Shares as purchased earlier shall precede the repurchase of those purchased later. The remaining amount of the Sales Charge with respect to such repurchased Shares and consumption tax chargeable to the Sales Charge shall be deducted from the repurchase amount.

•

If (i) no dividend is paid in any month or (ii) the amount of any dividend to be paid in any month is less than the amount of the Sales Charge payable with respect to such month, then the relevant Sales Charge with respect to such month shall not be paid in such month, but shall be payable in or after the next month.

•	The Sales Charge referred to above is not subject to any discount when the Shares are redeemed and switched to any shares of other funds.

•

The date of settlement of the Shares in the United States is usually the fourth business day (which must be a business day of the Trust) after the day on which the Trust receives the application for purchase and the relevant order is executed in the United States.

Q.4 How Long is the Life of the Fund?

The life of the Fund is potentially unlimited, although the Shares may be repurchased monthly. See Q.7 for details concerning repurchase.

Q.5 Is there Any Dividend Payable to Shareholders?

There are two kinds of dividends receivable to the shareholders; one arising from income gains and the other one from capital gains.

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1.	Any income will be distributed each month. Any income will be distributed normally on the third business day of the next month in Japan.

A Sales Charge of the Fund as set forth in Q3 and consumption tax thereon will be deducted from the monthly dividend at the time of payment thereof.

2.	Any capital gains arising from the sale of investments will be distributed no less frequently than annually.

Q.6 Do I need to pay for any expenses?

•	Sales Charge and consumption tax chargeable to the Sales Charge will be deducted from dividend receivable each month. (For more details, please refer to Q-3.)

0.74% per annum of the total net assets shall be deducted from the assets of the Fund. Effective October 1, 2008, annual expenses shall be 0.77% per annum of the total net assets since the administrative fee (to be renamed the “supervisory and administrative fee”) shall be 0.21% per annum on and after such date.

(Breakdown)
Management fees (Note 1):	0.43% per annum
12b-1 (service) fees:	0.25% per annum
Interest expense:	0.06% per annum

Note 1:	Management fees reflect an advisory fee and an administrative fee (to be renamed the “supervisory and administrative fee”) payable by the Fund to PIMCO.

•	Other expenses:

Investors will indirectly bear, through the Fund, other expenses which are not covered by the fees summarized above and which may vary and affect the total level of expenses paid by investors, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Trustees who are not “interested persons” of PIMCO or the Trust and their counsel. The amount of such other expenses will vary depending on, among other things, the Fund’s investment activities, and the rate and maximum amount thereof cannot be indicated in advance.

While the Management fees, 12b-1 (service) fees and interest expense are currently equal to the amounts set forth above, the sum of such fees and other expenses of the Fund (as described above) cannot be indicated in advance because such other expenses will vary depending on, among other things, the Fund’s investment activities.

•

In addition, upon subscription of the Shares, the investors shall be required to open a transaction account pursuant to the Contract. Nikko Cordial shall charge the investors an account management fee (¥3,150 (¥3,000 excluding consumption tax) per year; ¥7,560 (¥7,200 excluding consumption tax) per three-year lump sum payment) in accordance with the Contract; provided, however, that such account management fee shall not be charged if the value of the assets held in custody, which is calculated pursuant to the formula prescribed by Nikko Cordial, is ¥10 million or more.

Q.7 Please tell me about repurchase of the Shares in Japan.

•	The shareholders can request for repurchase of their Shares on a monthly basis.

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•

Shareholders may entrust the repurchase (as of the last Fund Business Day in each month) with Nikko Cordial during the period of five business days on and prior to the last Fund Business Day in each month.

•

The Fund may suspend shareholders’ right of repurchase, or postpone payment when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities.

•	The repurchase order can be received for 1 Share and in integral multiples of 1 Share.

•	The settlement is usually made on the fourth business day after the last Fund Business Day of each month.

•	The repurchase price is equal to the net asset value per Share on the last Fund Business Day of each month.

•	The repurchase proceeds will be calculated by multiplying the net asset value determined on the last Fund Business Day by the number of the Shares.

•	However, when the tax treatment of investors is changed, the amount of proceeds may vary thereby.

•

If all or any part of the Sales Charge is not yet paid when the request for repurchase is made, then the unpaid Sales Charge and consumption tax chargeable to such Sales Charge shall be deducted from the repurchase price. (For more details, please refer to Q-3)

•

If the investor who purchased the Shares at different times requests for repurchase of any of his/her Shares, the repurchase of such Shares as purchased earlier shall precede the repurchase of those purchased later. The remaining amount of the Sales Charge with respect to such repurchased Shares and consumption tax chargeable to such Sales Charge shall be deducted from the repurchase amount.

Q.8 What risks may affect NAV or yield of the Fund?

The main objects of investment of the Fund are public/corporate bonds and securities denominated in foreign (non-Japanese) currencies. The net asset value of an investment may decrease below investment capital because of fluctuations of the value of the Fund’s portfolio investments, foreign exchange rates, interest rates and currency value among other reasons. The value of an investment also may decrease below investment capital because of change of the net asset value of the Fund resulting from changes of management and financial conditions of the issuers of the Fund’s portfolio securities, and consequent changes of external evaluations of the issuers. Since the net asset value of the Shares is denominated in a foreign (non-Japanese) currency, the investment value to be received in Japanese Yen may be affected by the fluctuation of foreign exchange rates. Accordingly, the investment capital shall not be guaranteed with respect to an investment in the Fund.

The Shares can be repurchased, pursuant to a prior application thereof, only on particular dates in principle.

The Fund’s net asset value may fluctuate for a number of reasons. For instance, the Fund is subject to “interest rate risk”, “credit risk”, “high yield risk”, “market risk”, “issuer risk”, “liquidity risk”, “derivatives risk”, “mortgage-related and other asset-backed risk”, “foreign (non-U.S.) investment risk”, “emerging markets risk”, “currency risk”, “leveraging risk”, “management risk” and “short sale risk.” For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

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Q.9 Do you send us any report to let us know how you manage the Fund on a regular basis?

In accordance with the Japanese Law in relation to investment trusts, the Nikko Cordial branch with which you have your account will send investment reports containing information such as performance and assets of the Fund and schedules of the securities held in the portfolio to your registered address after every annual settlement.

If you would like to know the Net Asset Value per Share of the Fund, please contact your Distribution Dealer.

Q.10 Foreign Exchange Rate

1. The rate applicable upon subscription in Japan

The subscription amount of the Shares shall be calculated based on the exchange rate quoted by Nikko Cordial on the Trade Day of the subscription (normally the day after the subscription request is accepted).

2. The rate applicable upon repurchase in Japan

The repurchased amount of the Shares shall be calculated based on the exchange rate quoted by Nikko Cordial on the Trade Day of the repurchase (normally the day after the last Fund Business Day each month).

Q.11 Please Tell Me about Tax Treatment of Shareholders

The tax treatment of beneficial owners in Japan, if the Fund is treated as a bond investment trust for Japanese tax purposes, shall be as follows:

(i)	Distributions made by the Fund:

a.	Distributions to be made by the Fund (including the difference between redemption and principal amount both denominated in U.S. dollars on redemption) to Japanese individual beneficial owners will be subject to separate taxation from other income (i.e., withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax office.

b.	Distributions to be made by the Fund to Japanese corporate beneficial owners will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Distribution Dealers will prepare a report concerning distributions and file such report with the Japanese tax office.

c.

Distributions of net investment income (defined in “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 7. OUTLINE OF MANAGEMENT AND ADMINISTRATION, 1. Outline of Management of Assets, etc., (5) Other, d. How Performance Is Shown” of the Investment Fund Circular (Mandatory Prospectus)) such as interest, etc. and distributions of net short-term capital gains realized by the fund will be, in principle, subject to withholding of U.S. federal income tax (the statutory withholding tax rate of 30% is reduced for Japanese residents eligible to claim benefits under the US-Japan income tax treaty to 10%. In addition, if a provision in the American Jobs Creation Act of 2004 is extended, of which there can be no assurance, the Fund may be able to designate as exempt from U.S. withholding tax dividends relating to certain items of interest and net short-term

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capital gain received by the Fund that are paid after any such extension. Withholding will apply to dividends declared after March 31, 2008 until the date of any such extension.) and the amount obtained after such deduction will be remitted from the Fund to the Distribution Dealers. Distributions of net long-term capital gain realized by the Fund will not be subject to withholding of U.S. federal income tax and the full amount thereof will be remitted from the Fund to the Distribution Dealers. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan in a case of Japanese corporate beneficial owners.

The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of the so-called “balance collection method”, so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(ii)	The provisions of Japanese tax laws granting the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

(iii)	Capital gains and losses arising from a sale and repurchase of the beneficial interest shall be treated in the same way as those arising from the purchase and sale of a domestic bond investment trust, and Japanese individual beneficial owners will not be subject to capital gain taxes.

The treatment described above is regarded as most appropriate based on current law and practice. While the Fund will invest its assets in a manner intended to result in its treatment as a “public and company bond investment trust” for Japanese tax purposes, in the event that this result is not obtained, the Fund and its shareholders could be adversely affected. Japanese individual investors may be subject to capital gains taxes upon redemptions of the Shares, and Japanese shareholders may not be able to credit U.S. withholding taxes on income from the Fund against Japanese withholding taxes on income from the Fund. Any such tax obligations incurred by Japanese investors are obligations of the Fund’s Japanese shareholders, and not of the Fund or its trustees, officers or non-Japanese investors.

The taxation treatment described above may be changed subject to changes of the tax treaty between Japan and the United States and other law or practice.

(xii)

of the Investment Fund Circular (Mandatory Prospectus)

Cover Page

Name of Document to Be Filed:	Securities Registration Statement, as amended

Person to Be Filed with:	The Director-General of Kanto Local Finance Bureau

Filing Date:	Filed as of September 30, 2008

Name of Issuer:	PIMCO FUNDS

Title and Name of Representative:	Brent R. Harris Chairman of Board of Trustees and Trustee

Address of Head Office:	840 Newport Center Drive Newport Beach, California 92660, U.S.A.

Name of Attorney-in-fact:	Hidetaka Mihara, Attorney-at-law

Address of Attorney-in-fact:	Nagashima Ohno & Tsunematsu Kioicho Building, 3-12, Kioicho, Chiyoda-ku, Tokyo

Names of Persons to Contact with:	Hiroyuki Sanbe, Attorney-at-law

Place to Contact with:	Nagashima Ohno & Tsunematsu Kioicho Building, 3-12, Kioicho, Chiyoda-ku, Tokyo

Telephone Number:	03-3288-7000

Name of the Fund Concerning the Foreign Investment Trust Beneficial Securities to be Offered for Subscription:	PIMCO FUNDS - PIMCO Total Return Fund

Amount of the Foreign Investment Trust Beneficial Securities to be Offered for Subscription:	Up to the total amount aggregating the amounts calculated by multiplying the net asset value per Administrative Class Share by the number of Administrative Class Shares in respect of 300 million Administrative Class Shares (The maximum amount expected to be sold is U.S.$3,180 million (Yen 343.8 billion)).

Note 1:	U.S.$ amount is translated into Japanese Yen at the rate of U.S.$1.00=Yen 108.12, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on July 31, 2008.
Note 2:

The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Administrative Class Share as of June 30, 2008 (U.S.$10.63) by 300 million Administrative Class Shares for convenience.

Place(s) at Which Copies of this Securities Registration Statement are Made Available for Public Inspection:	Not applicable

OBJECTS AND BASIC NATURE OF THE FUND

PIMCO Total Return Fund (the “Fund”), a diversified mutual fund, seeks to maximize total return, consistent with preservation of capital and prudent investment management. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

For as long as the Fund offers Administrative Class Shares of the Fund (the “Shares”) for sale in Japan, it shall not invest in any stock or equities, and it shall manage its entrusted assets with the purpose of investing in public and company bonds consistent with qualifying as a “public and company bond investment trust” under the Income Tax Law of Japan.

No rules are provided in Declaration of Trust or By-laws of PIMCO Funds (the “Trust”) with respect to the limit of amount deposited to the Fund.

(a)	Name of the Fund:

PIMCO FUNDS

The Trust is an umbrella fund consisting of sub-funds, the sub-fund whose shares will be offered in Japan is the Fund.

(b)	Form of the Fund:

The Fund is a diversified series of the Trust, a Massachusetts business trust organized on February 19, 1987. The Trust was created under, and is subject to, the General Laws of the Commonwealth of Massachusetts. A Massachusetts business trust is an association organized by the execution and delivery of a declaration of trust, which establishes the rights and obligations of the trustees of the trust and the shareholders. Unlike a corporation, which is a form of organization created through compliance with applicable state statutes, a Massachusetts business trust is created by agreement (i.e., the declaration of trust). While the General Laws of Massachusetts require that a Massachusetts business trust file its declaration of trust with the Commonwealth of Massachusetts, such filing is not a condition precedent to the existence of the trust. As such, the Fund is a contract type of investment fund. A copy of the Trust’s Amended and Restated Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts.

The Trust is an open-end management investment fund with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more series or classes of shares having such preferences and special or relative rights and privileges as the Trustees of the Trust determine. The Trust’s shares currently are divided into multiple series, one of which is this PIMCO Total Return Fund, and the Fund’s shares are divided into 11 classes. The Shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses the investment performance of the classes will vary.

Each Share has one vote, with fractional Shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. The Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net residual assets of the Fund. The Fund may suspend the sale of the Shares at any time and may refuse any order to purchase the Shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares of the Trust have the right to call a meeting to consider the removal of a Trustee.

(c)	Objects and Basic Nature of the Fund:

The investment objective of the Fund is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund compares its performance to the Lehman Brothers U.S. Aggregate Index.

There can be no assurance that the investment objective of the Fund will be achieved. For temporary, defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities, when PIMCO (defined in “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 1. NATURE OF THE FUND, (2) Structure of the Fund, (b) Related Companies of the Fund” hereof) deems it appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. The value of all securities and other instruments held by the Fund will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per Share will vary.

The investment objective of the Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding Shares. If there is a change in the Fund’s investment objective, including a change approved by a shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Specific portfolio securities eligible for purchase by the Fund, investment techniques that may be used by the Fund, and the risks associated with these securities and techniques are described more fully below under “Summary of Principal Risks” and “Characteristics and Risks of Securities and Investment Techniques.”

For as long as the Fund offers the Shares for sale in Japan, it shall not invest in any stock or equities, and it shall manage its entrusted assets with the purpose of investing in public and company bonds consistent with qualifying as a “public and company bond investment trust” under the Income Tax Law of Japan.

The Fund is being managed as a “bond investment trust” for as long as the Board of Trustees considers, consistent with its fiduciary obligations, that treatment of the Fund as a “bond investment trust” is in the best interests of the Fund and its shareholders.

INVESTMENT POLICY

Total Return Fund Description

The investment objective of the Fund is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Fund compares its performance to the Lehman Brothers U.S. Aggregate Index.

There can be no assurance that the investment objective of the Fund will be achieved. For temporary, defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities, when PIMCO deems it appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. The value of all securities and other instruments held by the Fund will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per Share will vary.

The investment objective of the Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding Shares. If there is a change in the Fund’s investment objective, including a change approved by a shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Specific portfolio securities eligible for purchase by the Fund, investment techniques that may be used by the Fund, and the risks associated with these securities and techniques are described more fully below under “Summary of Principal Risks” and “Characteristics and Risks of Securities and Investment Techniques.”

For as long as the Fund offers the Shares for sale in Japan, it shall not invest in any stock or equities, and it shall manage its entrusted assets with the purpose of investing in public and company bonds consistent with qualifying as a “public and company bond investment trust” under the Income Tax Law of Japan.

The Fund is being managed as a “bond investment trust” for as long as the Board of Trustees considers, consistent with its fiduciary obligations, that treatment of the Fund as a “bond investment trust” is in the best interests of the Fund and its shareholders.

Please see “4. Fees and Taxes, (5) Tax Treatment” below, for further details.

Securities Selection

The Fund seeks maximum total return. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Fund, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. and other economies, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

Changes in Investment Objectives and Policies

The investment objective of the Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

OBJECTS OF INVESTMENT

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of the following types of securities, which may have a variety of maturities and may be represented by forwards or derivatives such as options, future contracts, or swap agreements: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury Department.

The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers U.S. Aggregate Index, which as of June 30,

2008 was 4.68 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in currencies other than the U.S. dollar, and may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. There can be no assurance that currency hedging techniques will be successful.

Subject to limitations applicable to a bond investment trust, the Fund may invest its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The section entitled “Description of Securities Ratings” below describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

FRAMEWORK FOR MANAGEMENT OF THE FUND

The Fund is managed by a portfolio manager. The portfolio manager, in coordination with analysts who research specific securities and other members of the relevant investment group, provides a continuous investment program for the Fund and places all orders for the purchase and sale of portfolio securities. The following officer of PIMCO has had primary responsibility for the day-to-day management of the Fund’s portfolio since 1987.

Name	Business Experience
William H. Gross	Managing Director and Co-Chief Investment Officer, PIMCO. A Fixed Income Portfolio Manager, Mr. Gross is one of the founders of PIMCO and has managed the Fund since its inception, May 11, 1987.

Management Policy of the Fund

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Board of Trustees has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trust has a standing Audit Committee that consists of all of the independent Trustees. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board of Trustees as to the selection of an independent registered public accounting firm, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. The Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The members of this committee may be changed by the Board of Trustees from time to time. The Trust also has a Governance Committee, composed of independent Trustees, that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Governance Committee has a policy in place for considering nominees recommended by shareholders.

The accounts PIMCO manages are monitored for compliance with client guidelines, applicable regulatory requirements and internal PIMCO rules. In addition, PIMCO has adopted a number of policies that apply to its investment management activities, including policies relating to best execution, soft dollar transactions and trade allocation.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the client accounts through a substantial number of broker-dealers. In so doing, PIMCO uses its best efforts to obtain for all client accounts the most favorable price and execution available. In seeking the most favorable price and execution, PIMCO, having in mind the client’s best interests, considers all factors it deems relevant including, by the way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker/dealer involved and the quality of service rendered by the broker/dealer.

It is PIMCO’s policy not to participate in soft dollar transactions. PIMCO rarely participates in the new issue fixed income market but primarily focuses on issuers that have a history of issuing securities in the market. For new or first time issuers, PIMCO prefers to purchase securities after they have “seasoned” in the secondary market.

PIMCO monitors allocations of “block trades” of securities, i.e., orders to purchase or sell particular securities, when those orders will be allocated to or among two or more client accounts. The overriding objective of PIMCO’s trade allocation procedure is to achieve fair and equitable treatment of client accounts. PIMCO’s procedure is designed to ensure that trade allocations are timely, that no set of trade allocations is accomplished to unfairly advantage one client over another, and that over time our client accounts are treated equitably, even though a specific trade may have the effect of benefiting one account as against another when viewed in isolation.

The investment adviser of the Fund, PIMCO, holds a one-week conference in May every year, where PIMCO investment professionals gather to exchange ideas and forecaste long-term economic trends. The issues, on which their forecast is based, may range from the major political issues in the world to the changes in population figures and in social structures. Based on PIMCO’s economic outlook, they estimate interest rate and exchange rate and accordingly determine an outline of investment strategies. In addition, they adjust strategy plans, if necessary, when they change their estimated short-term inflation rate and GDP for six months to one year ahead, every quarter.

Under the terms of the advisory contract pursuant to which PIMCO serves as investment adviser to the Fund, PIMCO is obligated to manage the Fund in accordance with applicable laws and regulations. Following its initial two-year term, the advisory contract continues in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees.

The Fund does not rely on a particular strategy but seeks stable profit by allocating risks on various types of instruments that are appropriate for investment. The Fund does not unnecessarily extend funds’ maturity dates, focus on bonds with good yield but without credit, nor is it biased on certain kinds of bonds. The Fund’s aim is to steadily perform well by devising duration, diversified investment, and yield curve management. PIMCO furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.

The Fund is one of the biggest in the world in terms of assets. It invests in various types of instruments and seeks to diversify bond types, issuers and names. The Fund mainly invests in investment grade bonds. Since the inception of the Shares in September 1994, the average rating of the holdings of portfolio has been higher than AA, and more than 50% of holding has consisted of high quality names of AAA. The Fund’s maximum exposure of high yield bonds whose credit ratings are below Baa is 10%.

Duration

In managing fixed income securities, one of the principal tools generally used by PIMCO is “duration,” which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond’s yield, coupon interest payments, final maturity and call features. See “Description of Duration” below. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

DISTRIBUTION POLICY

The Shares begin earning dividends on the effective date of purchase, which shall be the payment date on which the subscription amount of the relevant Shares is received by the Trust. Dividends are declared daily from net investment income (defined in “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 7. OUTLINE OF MANAGEMENT AND ADMINISTRATION, 1. Outline of Management of Assets, etc., (5) Other, d. How Performance Is Shown” hereof) to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. Any net realized capital gains the Fund earns from the sale of portfolio securities will be distributed no less frequently than annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of the Fund will be reinvested in the additional Shares unless the shareholder elects to have such distributions paid in cash, though shareholders in Japan may only elect to receive them in cash. The dividend may, in certain circumstances, be set off with a sales charge (the “Sales Charge”), and is closely connected to the terms of the subscription and repurchase; the details thereof are set out in “PART III. DETAILED INFORMATION CONCERNING THE FUND, II. PROCEDURES, 1. PROCEDURE OF SALES, b. Sales in Japan” and “PART III. DETAILED INFORMATION CONCERNING THE FUND, II. PROCEDURES, 2. PROCEDURE OF REPURCHASE, b. Repurchase in Japan” of the Securities Registration Statement.

RESTRICTIONS OF INVESTMENT

The Fund’s investment objective as set forth under “INVESTMENT POLICY” above, and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the Fund without shareholder approval by vote of a majority of the outstanding Shares.

(1)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)	The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

(4)	The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the prospectus filed in the United States and in the statement of additional information relating thereto, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)	The Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)	Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of the Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of segregated assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the asset coverage requirements of the 1940 Act otherwise applicable to borrowing by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Fund and the other sub-funds of the Trust may enter into transactions among themselves with respect to the investment of daily cash balances of the Fund in shares of the PIMCO Money Market Fund and the PIMCO Short-Term Bond Fund (the “Central Funds”), sub-funds of the Trust, as well as the use of daily excess cash balances of the Central Funds in inter-fund lending transactions with the Fund and the other sub-funds for temporary cash management purposes. The interest paid by the Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the Central Funds could otherwise earn as lenders in such a transaction.

The Fund is also subject to non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

The Fund interprets its policy with respect to concentration in a particular industry under Fundamental Investment Restriction (1) above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Fund’s industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.

The Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that the Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

The Fund interprets its policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction (4) above to permit the Fund, subject to its investment objectives and general investment policies, to invest in commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and in the prospectus filed in the United States and in the statement of additional information relating thereto) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Investment Restrictions Pursuant to Japanese Regulations

In addition, the Fund will, so long as the Shares are being offered for subscription by the Fund in Japan, comply with the following standards of selection under Article 21 of the “Rules Concerning Transactions of Foreign Securities” of the Japan Securities Dealers Association;

1.	The Trust will not sell the Shares in Japan except through the Distributor.

2.	The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Fund.

3.	The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Fund acquired by Japanese investors as required by Article21, Item 4 of the Rules Concerning Transactions of Foreign Securities of the Japan Securities Dealers Association.

4.	The Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of the short sales or the short position is equal to or less than the net asset value of the Fund.

5.	The Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

6.	The Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

7.	The Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

8.

None of the portfolio securities of the Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee’s name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus filed in Japan and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

9.	For as long as the Fund offers the Shares for sale in Japan, it shall not invest in any stock or equities, and it shall manage its entrusted assets with the purpose of investing in public and company bonds consistent with qualifying as a “public and company bond investment trust” under the Income Tax Law of Japan.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

If any of the foregoing standards shall, at any time when the Shares are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the Japanese Securities Dealers Association, then such standards shall no longer apply.

Other

Morningstar, a leading independent servicer for evaluating mutual funds in the United States, evaluates certain mutual funds advised by PIMCO, including the Fund.

INVESTMENT RISK

Summary of Principal Risks

The value of an investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in this section.

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Currency Risk

• Credit Risk	• Derivatives Risk	• Leveraging Risk

• High Yield Risk	• Mortgage-Related and Other Asset-Backed Risk	• Management Risk

• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Short Sale Risk

• Issuer Risk	• Emerging Markets Risk

The Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by the Fund can change over time. “Characteristics and Risks of Securities and Investment Techniques” includes more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation- Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk. Because the Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), it may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Fund investments in foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk. The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are described in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivative Instruments.” The Fund may typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives for leverage, in which case its use would involve leveraging risk (see below). The Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage-Related and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk. Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in non-U.S. currency-denominated securities may reduce the returns of the Fund.

Leveraging Risk. The Fund may engage in transactions that give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements,

loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. The use of derivatives also may create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. Leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging, including borrowing, will cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Short Sale Risk. The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund also may enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This document does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the portfolio manager.

For a description of the various types of securities in which the Fund invests, see page 35.

Securities Selection

The Fund seeks maximum total return. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Fund, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. and other economies, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

Risk Management

PIMCO’s risk management area spans four operational areas: portfolio management, account management, investment operations and compliance. The PIMCO Portfolio Management Group works on a team or consensus basis to ensure that all accounts with similar objectives will have similar structures. The Account Management Department is primarily responsible for maintaining the client relationship and monitoring investment strategies to be sure they comply with client objectives. The Legal and Compliance Department provides general legal services and monitors and/or enforces client, firm and regulatory guidelines. The Administrative, Technology and Operations Groups deliver technology, analytics and investment support globally. Each has separate, and to a certain extent, overlapping responsibilities aimed at ensuring portfolio risks and compliance are properly monitored and controlled. For example, Portfolio Management, Account Management and Legal and Compliance all are responsible for monitoring client investment guidelines. Additionally, PIMCO seeks to manage, among other things, duration exposure, credit risk and counterparty risk when managing client accounts. Accordingly, portfolio risks are monitored and controlled at several levels:

PIMCO’s Investment Committee monitors various types of portfolio risks.

PART I. INFORMATION CONCERNING SECURITIES

(1)	NAME OF FUND:

PIMCO FUNDS (the “Trust” in “PART I. INFORMATION CONCERNING SECURITIES”)

The Trust is an umbrella fund consisting of sub-funds, the sub-fund shares of which will be offered in Japan is the following:

PIMCO Total Return Fund

(the “Fund” in “PART I. INFORMATION CONCERNING SECURITIES”).

(2)	NATURE OF FOREIGN INVESTMENT FUND BENEFICIAL SECURITIES CERTIFICATES:

Registered shares with par value of $0.0001 each.

The Fund is an open-end management investment fund.

The Trust consists of the following 77 sub-funds, and its shares are divided into at most 11 classes: Institutional Class, Administrative Class, Advisor Class, Class A, Class B, Class C, Class D, Class J, Class K, Class P and Class R.

1.	All Asset Fund

2.	All Asset All Authority Fund

3.	California Intermediate Municipal Bond Fund

4.	California Short Duration Municipal Bond Fund

5.	CommodityRealReturn Strategy Fund®

6.	Convertible Fund

7.	Developing Local Markets Fund

8.	Diversified Income Fund

9.	Emerging Local Bond Fund

10.	Emerging Markets Bond Fund

11.	European StocksPLUS® TR Strategy Fund

12.	Extended Duration Fund

13.	Far East (ex-Japan) StocksPLUS® TR Strategy Fund

14.	Floating Income Fund

15.	Foreign Bond Fund (Unhedged)

16.	Foreign Bond Fund (U.S. Dollar-Hedged)

17.	Fundamental Advantage Tax Efficient Strategy Fund

18.	Fundamental Advantage Total Return Strategy Fund

19.	Fundamental IndexPLUSTM Fund

20.	Fundamental IndexPLUSTM TR Fund

21.	Global Advantage Strategy Bond Fund

22.	Global Bond Fund (Unhedged)

23.	Global Bond Fund (U.S. Dollar-Hedged)

24.	Global Multi-Asset Fund

25.	GNMA Fund

26.	High Yield Fund

27.	High Yield Municipal Bond Fund

28.	Income Fund

29.	International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

30.	International StocksPLUS® TR Strategy Fund (Unhedged)

31.	Investment Grade Corporate Bond Fund

32.	Japanese StocksPLUS® TR Strategy Fund

33.	Long Duration Total Return Fund

34.	Long-Term U.S. Government Fund

35.	Low Duration Fund

36.	Low Duration Fund II

37.	Low Duration Fund III

38.	Moderate Duration Fund

39.	Money Market Fund

40.	Mortgage-Backed Securities Fund

41.	Municipal Bond Fund

42.	New York Municipal Bond Fund

43.	Real Return Asset Fund

44.	Real Return Fund

45.	RealEstateRealReturn Strategy Fund

46.	RealRetirementTM 2010 Fund

47.	RealRetirementTM 2020 Fund

48.	RealRetirementTM 2030 Fund

49.	RealRetirementTM 2040 Fund

50.	RealRetirementTM 2050 Fund

51.	Short Duration Municipal Income Fund

52.	Short-Term Fund

53.	Small Cap StocksPLUS® TR Fund

54.	StocksPLUS® Fund

55.	StocksPLUS® Long Duration Fund

56.	StocksPLUS® Municipal-Backed Fund

57.	StocksPLUS® TR Short Strategy Fund

58.	StocksPLUS® Total Return Fund

59.	Total Return Fund

60.	Total Return Fund II

61.	Total Return Fund III

62.	Unconstrained Bond Fund

63.	Asset-Backed Securities Portfolio

64.	Asset-Backed Securities Portfolio II

65.	Developing Local Markets Portfolio

66.	Emerging Markets Portfolio

67.	High Yield Portfolio

68.	International Portfolio

69.	Investment Grade Corporate Portfolio

70.	Mortgage Portfolio

71.	Mortgage Portfolio II

72.	Municipal Sector Portfolio

73.	Real Return Portfolio

74.	Short-Term Portfolio

75.	Short-Term Portfolio II

76.	U.S. Government Sector Portfolio

77.	U.S. Government Sector Portfolio II

Among the above 77 sub-funds, Administrative Class Shares of the Fund (the “Shares” in “PART I. INFORMATION CONCERNING SECURITIES”) are publicly offered in Japan. No rating has been acquired.

(3)	TOTAL AMOUNT OF OFFERING PRICE OR SECONDARY DISTRIBUTION PRICE:

Up to the total amount aggregating the amounts calculated by multiplying the net asset value per Share by the number of the Shares in respect of 300 million Shares. (The maximum amount expected to be sold is U.S.$3,180 million (Yen 343.8 billion).)

Note 1:	The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of June 30, 2008 ($10.63) by the number of the Shares to be offered (300 million). “U.S. $” may be referred to hereafter as “$”.

Note 2:	Dollar amount is translated for convenience at the rate of $1.00=Yen 108.12 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on July 31, 2008). The same applies hereinafter.

Note 3:	In this Document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up or down when necessary. As a result, in this Document, there are cases in which Japanese yen figures for the same information differ from each other.

(4)	ISSUE PRICE OR SECONDARY DISTRIBUTION PRICE:

The Net Asset Value per Share (denominated in U.S. dollars) next calculated on a Fund Business Day after each application for purchase is received by the Trust. Inquiries related to the issue price shall be made at Nikko Cordial Securities Inc. (“Nikko Cordial” in “PART I. INFORMATION CONCERNING SECURITIES”) (3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo).

Note :	A “Fund Business Day” means a day on which the New York Stock Exchange (“NYSE” in “PART I. INFORMATION CONCERNING SECURITIES”) is open for business.

(5)	SALES CHARGE:

No sales charge is payable at the time of application for purchase. A monthly sales charge (the “Sales Charge” in “PART I. INFORMATION CONCERNING SECURITIES”) is, in principle, deducted upon payment of the monthly dividend beginning two months after the month in which the settlement of the Shares with respect to such application is made in the United States. The investors who apply for purchase shall pay a Sales Charge equal to 0.105% (0.10% excluding consumption tax) of the net asset value per Share determined on the last Fund Business Day in each month in respect of which the relevant dividend is calculated and consumption tax chargeable to the Sales Charge for a period of at least 2 and up to 20 times, depending on the number of the Shares to which the investor subscribes (see the Table below).

The amount of the Sales Charge may fluctuate each month.

Number of the Shares Applied per Transaction	Rate of Sales Charge
Less than 100,000 Shares	0.105%×20 times=2.100% (2.00% excluding consumption tax)

100,000 – 499,999 Shares	0.105%×15 times=1.575% (1.50% excluding consumption tax)

500,000 – 999,999 Shares	0.105%×10 times=1.050% (1.00% excluding consumption tax)

1,000,000 – 4,999,999 Shares	0.105%×5 times=0.525% (0.50% excluding consumption tax)

5,000,000 Shares or more	0.105%×2 times=0.210% (0.20% excluding consumption tax)

Note 1:	If the request for repurchase is made before all the Sales Charge as referred to in the above table are fully paid, then the unpaid Sales Charges, which were not previously paid out by setting off with the dividend, and consumption tax chargeable to the Sales Charge will be deducted from the repurchase price. In such case, such unpaid Sales Charge will be calculated based on the net asset value per Share on the date of the relevant request for repurchase (which is the last Fund Business Day in the relevant month).

Note 2:	If (i) no dividend is paid in any month or (ii) the amount of any dividend to be paid in any month is less than the amount of the Sales Charge payable with respect to such month, then the relevant Sales Charge with respect to such month shall not be paid in such month, but shall be payable in or after the next month.

Note 3:	The Sales Charge referred to above is not subject to any discount when the Shares are redeemed and switched to any shares of other funds.

Note 4:	The date of settlement of the Shares in the United States is usually the fourth business day (which shall be a business day of the Trust) after the day on which the Trust receives the application for purchase and the relevant order is executed in the United States.

Note 5:	In case that the subscription is applied for in accordance with the relevant standard terms and the related contracts (together, the “Nikko’s SMA Contracts” in “PART I. INFORMATION CONCERNING SECURITIES”) applicable to the separately managed account transactions (the “Nikko’s SMA Transaction” in “PART I. INFORMATION CONCERNING SECURITIES”) entered into between Nikko Cordial and its certain customers, the Sales Charge referred to above shall not be imposed at the time of application for such subscription, except for certain charges to be imposed under the Nikko’s SMA Transaction. In addition, Nikko Cordial may agree to a different treatment on the Sales Charge from the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” hereof . Inquiries related to the Sales Charge shall be made at Nikko Cordial (3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo).

(6)	MINIMUM AMOUNT OR NUMBER OF THE SHARES FOR SUBSCRIPTION:

The minimum amount for purchase of the Shares is 100 Shares and in integral multiples of 10 Shares.

Note:	In case the Shares are subscribed pursuant to the Nikko’s SMA Contracts, then the minimum amount for subscription of the Shares shall be one (1) Share or more; provided, further, that Nikko Cordial may agree to a different treatment on such minimum amount from that for the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” hereof.

(7)	PERIOD OF SUBSCRIPTION:

From:	December 28, 2007 (Thursday)
To:	December 27, 2008 (Saturday)

Provided that the subscription is accepted on a business day in Japan (a “business day in Japan” is a business day of Nikko Cordial; hereinafter the same shall apply).

(8)	PLACE OF SUBSCRIPTION:

Nikko Cordial Securities Inc. at 3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo

Note:	The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

(9)	DATE OF PAYMENT:

Investors shall pay the subscription amount in yen or U.S. dollars to Nikko Cordial on the third business day in Japan from the day (which is a business day in Japan) when

Nikko Cordial receives confirmation from the Trust of the execution of the order (the “Trade Day” in “PART I. INFORMATION CONCERNING SECURITIES”) (see “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 6. OUTLINE OF PROCEDURES, (1) Procedure of Sales” hereof. For further details, see “PART III. DETAILED INFORMATION CONCERNING THE FUND, II. PROCEDURES, 1. PROCEDURE OF SALES” of the Securities Registration Statement). Nikko Cordial shall pay such subscription amount in U.S. dollars to the Trust, or its designee, on the date in the U.S corresponding to the date in Japan Nikko Cordial receives the subscription amount from investors (“Payment Date” in “PART I. INFORMATION CONCERNING SECURITIES”) or such other time as may be required by laws of the United States.

(10)	PLACE OF PAYMENT:

Nikko Cordial Securities Inc. at 3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo

Note:	The payment is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

(11)	MATTERS CONCERNING CLEARING AGENCY:

Not applicable.

(12)	MISCELLANEOUS:

(A)	Outline of Underwriting, etc.:

(i)	Nikko Cordial undertakes to make a public offering of up to 300 million Shares in accordance with an agreement dated May 5, 2000 entered into with the Distributor (defined in “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 1. NATURE OF THE FUND, (2) Structure of the Fund, (b) Related Companies of the Fund” hereof) in connection with the sale of the Shares in Japan.

(ii)	During the subscription period, Nikko Cordial will forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Distribution Dealers to the Distributor.

(iii)	The Fund has appointed Nikko Cordial as the Agent JSDA Member in Japan.

Note:	“The Agent JSDA Member” shall mean a financial institution which, under a contract made with a foreign issuer of investment securities, makes public the information concerning the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association (“JSDA”) and other Distribution Dealers rendering such other services.

(B)	Method of Subscription:

Investors who subscribe for the Shares shall enter into an agreement with a Distribution Dealer concerning transactions of foreign securities. A Distribution Dealer shall provide to the investors a Contract Concerning a Foreign Securities Transaction Account (the “Contract” in “PART I. INFORMATION CONCERNING SECURITIES”) and the investors submit to the Distribution Dealer an application for requesting the opening of a transaction account under the Contract. The subscription amount shall be paid in yen or U.S. dollars, and in case of the payment in yen, the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by Nikko Cordial.

Note:	“Distribution Dealer(s)” collectively means the Distributor in Japan (defined in “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 1. NATURE OF THE FUND, (2) Structure of the Fund, (b) Related Companies of the Fund” hereof), and any other financial instruments firms and/or registered financial institutions which, pursuant to the contracts concluded with the Distributor in Japan, forward the applications for purchase or repurchase by investors to the Distributor in Japan, deal with the business, etc. concerning the acceptance of the subscription amount or the payment of the repurchase price to the investors, and deal with the dividends, and the notification and the financial statement to the Japanese Shareholders.

The subscription amount shall be paid in dollars to the Trust, or its designee, by Nikko Cordial on the Payment Date or such other time as may be required by laws of the United States.

The Shares shall not be offered, sold, resold or delivered in Japan to a United States person through any Distribution Dealers except for the Shares currently held by a United States person.

(C)	Custody of the Shares:

In the interest of economy and convenience, certificates for the Shares will not be issued to investors in the United States. To shareholders in Japan, the Trust shall issue a global certificate representing the Shares of such shareholders, and such global certificate shall be held in custody in the name of Nikko Cordial by the Custodian (defined in “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 1. NATURE OF THE FUND, (2) Structure of the Fund, (b) Related Companies of the Fund” hereof), the Distributor or any designated entity thereof; provided, however, that neither Nikko Cordial nor shareholders in

Japan can withdraw the said global certificate or any part of it from the custody, or request the Trust to issue any certificate (in definitive form or otherwise) representing any Share. Shareholders in Japan shall be required to entrust the custody of their Shares with Nikko Cordial.

The matters concerning the receipt are in accordance with the Contract.

Upon purchase of the Shares, investors shall be required to enter into an agreement with the Distribution Dealers concerning transactions of foreign securities in accordance with the Contract. In addition, their Shares should be taken for custody by the Distributor.

In addition, upon subscription of the Shares, investors shall be required to open a transaction account pursuant to the Contract. Nikko Cordial shall charge the investors an account management fee (¥3,150 (¥3,000 excluding consumption tax) per year; ¥7,560 (¥7,200 excluding consumption tax) per three-year lump sum payment) in accordance with the Contract; provided, however, that such account management fee shall not be charged if the value of the assets held in custody, which is calculated pursuant to the formula prescribed by Nikko Cordial, is ¥10 million or more.

(D)	Expenses Summary:

Expenses are one of several factors to consider when investing. The following table summarizes an investor’s maximum transaction costs from investing in the Shares and expenses incurred in respect of the Shares during the fiscal year ended March 31, 2008.

Shareholder transaction expenses

Sales load imposed on purchases	(Note 1)

Annual Fund operating expenses

(as a percentage of average net assets)

Management fees (Note 2)	0.43%
12b-1 (service) fees	0.25%
Other expenses (Note 3)	0.06%

Total Fund operating expenses (Note 4)	0.74%

The table is provided to help you understand the expenses of investing in the Shares and of your share of the operating expenses. The expenses shown in the table do not reflect the application of credits that reduce certain Fund expenses.

Note 1:	For information on the Sales Charge imposed on purchases, see “(5) Sales Charge” above.

Note 2:	Management fees reflect an advisory fee and an administrative fee payable by the Fund to PIMCO. Effective October 1, 2008, the administrative fee (to be renamed the “supervisory and administrative fee”) will become 0.21% per annum. Therefore, the Management fees shall be 0.46% per annum on and after such date.

Note 3:	Other expenses reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

Note 4:	Total annual Fund operating expenses excluding interest expense is 0.68%. Effective October 1, 2008, the administrative fee (to be renamed the “supervisory and administrative fee”) will become 0.21% per annum. Therefore, the total annual Fund operating expenses excluding the interest expense shall be 0.71% (0.77% including the interest expense) on and after such date.

Investors will indirectly bear, through the Fund, other expenses which are not covered by the fees summarized above and which may vary and affect the total level of expenses paid by investors, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Trustees who are not “interested persons” of PIMCO or the Trust and their counsel. The amount of such other expenses will vary depending on, among other things, the Fund’s investment activities, and the rate and maximum amount thereof cannot be indicated in advance.

(E)	Offering outside Japan:

In parallel with this offering, the Shares will be sold outside Japan. The maximum amount of the Shares to be sold outside Japan is not limited.

PART II. INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND

1.	NATURE OF THE FUND

(1)	Objects and Basic Nature of the Fund:

See “OBJECTS AND BASIC NATURE OF THE FUND” on page 1 above.

(2)	Structure of the Fund:

(a)	Chart for the Structure the Fund

(b)	Related Companies of the Fund

Names and related business of the affiliated companies of the Fund are as follows:

(1)	Pacific Investment Management Company LLC (“PIMCO”) renders supervisory and administrative services and investment advisory services to the Fund as the administrator and the investment adviser.

(2)	State Street Bank and Trust Company (the “Custodian”) acts as custodian.

(3)	Allianz Global Investors Distributors LLC (the “Distributor” or “AGID”) engages in providing distribution and marketing services to the Fund.

Note:	PIMCO Funds Distributors LLC changed its name to PIMCO Advisors Distributors LLC effective October 31, 2002. PIMCO Advisors Distributors LLC changed its name to PA Distributors LLC effective May 3, 2004. PA Distributors LLC changed its name to Allianz Global Investors Distributors LLC effective April 1, 2005.

(4)	Nikko Cordial Securities Inc. (“Nikko Cordial”, “Distributor in Japan” or “Agent JSDA Member”) engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent JSDA member.

Note:	“The Agent JSDA Member” shall mean a financial institution which, under a contract made with a foreign issuer of investment securities, makes public the information concerning the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association (“JSDA”) and other Distribution Dealers rendering such other services.

In this document, “Distribution Dealers” collectively means the Distributor in Japan and any other financial instruments firms and/or registered financial institutions which, pursuant to the contracts concluded with the Distributor in Japan, forward the applications for purchase or repurchase by investors to the Distributor in Japan, deal with the business, etc. concerning the acceptance of the subscription amount or the payment of the repurchase price to the investors, and deal with the dividends, and the notification and the financial statement to the Japanese Shareholders.

(5)	Boston Financial Data Services–Midwest (the “Transfer Agent”) acts as transfer agent and dividend disbursing agent for the Shares.

(c)	Outline of the Administrator

(i) Law of Place of Organization

PIMCO was formed in 1971 under the laws of the state of California. In September 1994, all of the assets of PIMCO were contributed to Pacific Investment Management Company, a Delaware general partnership. In May 2000, PIMCO was reorganized as a Delaware limited liability company.

Its investment advisory business primarily is regulated under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Under the Advisers Act, an investment adviser includes, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Advisers Act may not conduct their business unless they are registered with the U.S. Securities and Exchange Commission (“SEC”) or are exempt from registration.

(ii) Outline of the Supervisory Authority

PIMCO is registered as an investment adviser under the Advisers Act.

(iii) Purpose

The principal purpose and business of PIMCO is to own and conduct investment management business activities, directly or indirectly through subsidiary entities, as the same may be developed and/or changed, and to engage in and enter into any and all activities, contracts, joint ventures and agreements related or incident to the operation and development of such investment management business activities. PIMCO is also authorized to engage in any other lawful activity for which limited liability companies may be organized under Delaware law, subject to the receipt of necessary approvals and consents.

(iv) History of the Administrator

PIMCO is an investment advisory firm founded in 1971, and had approximately $892 billion in assets under management as of June 30, 2008. PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, AGI is majority owned by Allianz SE.

The general partner of AGI has substantially delegated its management and control of AGI to a Management Board. The Management Board of AGI is comprised of John C. Maney.

Allianz SE in turn indirectly owns 100% of Dresdner Bank AG. Certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Kleinwort Securities LLC, and Kleinwort Benson, may be considered to be affiliated persons of PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated

Brokers.”). Absent an SEC exemption or other regulatory relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

(v) Amount of Capital (as of the end of June 2008)

$302,039,589.30

(vi) Information Concerning Major Shareholders

The membership interest of PIMCO is held approximately 91.6% by AGI and remaining approximately 8.4% by PIMCO Partners, LLC, a California limited liability company which is owned by the current managing directors and executive management of PIMCO as of June 30, 2008.

The address of AGI is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660, U.S.A. and the address of PIMCO Partners, LLC is 840 Newport Center Drive, Newport Beach, California 92660, U.S.A.

(vii) Litigation, etc.

Since February 2004, PIMCO, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including the Trust (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of the Trust, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the Trust and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of the Trust, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. Thus, at present the Trust is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the Trust has been added as a defendant, to the consolidated action. PIMCO and the Trust strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect on either the relevant registered investment companies and other funds or PIMCO.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund. The foregoing speaks only as of July 31, 2008. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

(d)	Outline of the Trust

(i) Law of Place of Organization

The Fund is a diversified series of the Trust, a Massachusetts business trust organized in Massachusetts, U.S.A. on February 19, 1987.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Trust is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

(ii) Outline of the Supervisory Authority

Refer to “PART III. DETAILED INFORMATION CONCERNING THE FUND, I. ADDITIONAL INFORMATION CONCERNING THE FUND, 3. OUTLINE OF THE COMPETENT AUTHORITIES” of the Securities Registration Statement.

(iii) Purpose

The purpose of the Trust is to provide investors a trust for the investment and reinvestment of funds contributed thereto.

(iv) History

Refer to “PART III. DETAILED INFORMATION CONCERNING THE FUND, I. ADDITIONAL INFORMATION CONCERNING THE FUND, 1. HISTORY OF THE FUND” of the Securities Registration Statement.

(v) Amount of Capital

Not applicable.

(vi) Information Concerning Major Shareholders

Not applicable.

2.	INVESTMENT POLICY

(1)	Investment Policy:

See “INVESTMENT POLICY” on page 3 above.

(2)	Objects of Investment:

See “OBJECTS OF INVESTMENT” on page 4 above.

(3)	Framework for Management of the Fund:

See “FRAMEWORK FOR MANAGEMENT OF THE FUND” on page 6 above.

(4)	Distribution Policy:

See “DISTRIBUTION POLICY” on page 9 above.

(5)	Restrictions of Investment:

See “RESTRICTIONS OF INVESTMENT” on page 9 above.

3.	INVESTMENT RISK

Summary of Principal Risks

See “Summary of Principal Risks” on page 13 above.

Characteristics and Risks of Securities and Investment Techniques

See “Characteristics and Risks of Securities and Investment Techniques” on page 17 above.

Securities Selection

See “Securities Selection” on page 17 above.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the net asset value of the Shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Subject to the Fund’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Creditor Liability and Participation on Creditors Committees

Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. The Fund that is a creditor of an issuer may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Warrants to Purchase Securities

The Fund may invest in or acquire warrants to purchase fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

The Fund will not invest more than 5% of its net assets in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund also may invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

The Fund may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The Trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Fund where the Fund did not previously own the underlying municipal bond.

Corporate Debt Securities

The Fund’s investments in U.S. dollar or non-U.S. currency-denominated corporate debt securities of U.S. or non-U.S. issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.” Fitch describes securities rated as BBB as those with “currently a low expectation of credit risk... capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.” See “Description of Securities Ratings.” Investments in high yield securities are discussed separately below under “High Yield Securities (“Junk Bonds”).”

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which the Fund may invest consist of bonds, notes, and debentures which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Fund intends to invest primarily in fixed income securities, it may invest in convertible securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, the Fund may consider convertible bonds to gain exposure to such investments.

For as long as the Fund offers the Shares for sale in Japan, it shall not invest in any convertible securities that are classified as stock or equities.

Loan Participations and Assignments

The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the price and yield of the Shares could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “2. Investment Policy, (5) Restrictions of Investment” above). For purposes of these limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund. See “Illiquid Securities” for a discussion of the limits on the Fund’s investments in loan participations and assignments with limited marketability.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Delayed Funding Loans and Revolving Credit Facilities

The Fund also may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by the Fund.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund has adopted a policy under which the Fund will invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed inverse floater, interest only (“IO”), or principal only (“PO”) securities. See “Mortgage-Related and Asset-Backed Securities” for a discussion of IOs and POs. Additionally, the Fund may invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that secures inflation into the principal value of the bond. Most other issuers pay out the CPI accruals (“CPI” means “consumer price index”) as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in another country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage-Related and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, the Office of Federal Housing Enterprise Oversight (“OFHEO”) which regulates FNMA and FHLMC, released a report on certain accounting and corporate governance issued at FNMA. In the report the OFHEO found that FNMA had not complied with generally accepted accounting principles (“GAAP”) for a large number of its accounting practices had failed to maintain internal controls, had manipulated OFHEO regulators, had not appropriately informed its board of directors of its actions, and had not had a sufficiently independent board of directors. The OFHEO penalties triggered a settlement between FNMA and the SEC, which had conducted its own investigation. With respect to FHLMC, in its Information Statement and Annual Report for the fiscal year ended December 31, 2004, FHLMC revealed that it had identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused FHLMC to restate its prior years’ financial statements to conform to GAAP. On September 27, 2007, FHLMC entered into a settlement with the SEC over charges related to FHLMC’s improper earnings management and non-compliance with certain GAAP reporting that, according to the SEC, occurred from at least the second quarter of 1998 through the third quarter of 2002. FHLMC agreed to pay a $50 million dollar civil penalty and was enjoined from engaging in activity that violates the anti-fraud provisions of the federal securities laws. FHLMC has resumed regular GAAP compliance reporting with the OFHEO, and has stated that it intends to begin the process of registering the company’s common stock with the SEC.

Further, because of the recent difficulties faced by the U.S. housing and mortgage markets and the related concerns relating to FNMA’s and FHLMC’s capital levels, President Bush signed a bill on July 30, 2008 approving the U.S. Department of the Treasury’s plan to allow the government to buy stock of FNMA and FHLMC and to increase temporarily the two companies’ credit lines from the Treasury to meet short-term capital needs. The bill will also increase regulation of FNMA and FHLMC. In addition, the Federal Reserve voted to allow the Federal Reserve Bank of New York to lend emergency capital to FNMA and FHLMC, if needed.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth above under “2. Investment Policy, (5) Restrictions of Investment,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“CMO Collateral”). The CMO Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the CMO Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring

ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with the Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Repurchase Agreements

For the purpose of achieving income, the Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Fund will invest no more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. The Fund also may borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Provided, however, that as long as the Shares are being offered for subscription by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund’s total assets. Provided, however, that as long as the Shares are being offered for subscription by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the

Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:

(i)	the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

(ii)	the Fund may at any time call the loan and obtain the return of the securities loaned;

(iii)	the Fund will receive any interest or dividends paid on the loaned securities; and

(iv)	the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.

The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Fund may pay lending fees to the party arranging the loan.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date, assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked”.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

The Fund may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale is a transaction in which the Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Fund engages in short sales, it must maintain asset coverage in the form of segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner. So long as the Shares are being offered in for subscription by the Fund in Japan, the Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of the short sales or the short position is equal to or less than the net asset value of the Total Return Fund.

Foreign (Non-U.S.) Securities

The Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in the securities of issuers in any foreign (non-U.S.) country involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in non-U.S. countries. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. Additionally, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than U.S. securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in non-U.S. securities may include higher custodial fees than apply to U.S. custodial arrangements and transaction costs of non-U.S. currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than risks of investing in U.S. or in non-U.S. developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investments; and possible restrictions on repatriation of investment income and capital. In addition, investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continues to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of investing in emerging market countries may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by the United States Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

The Fund’s investments in non-U.S. dollar denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes.

Foreign Currency Transactions

The Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants/SM/ (“CEWs/SM/”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on financial instruments exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from a financial instruments exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPs/SM/”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

High Yield Securities (“Junk Bonds”)

The Fund may invest up to 10% of its total assets in fixed income securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, but rated at least B by Moody’s, or equivalently rated by S&P or Fitch (or, if unrated, determined by PIMCO to be of comparable quality). Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield” or “junk” bonds. Securities rated Baa are considered by Moody’s to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in the Fund.

Investment in lower rated corporate debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Derivative Instruments

In pursuing its objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might be in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. The Fund may purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic financial instruments exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. The Fund also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Trust, neither the Trust nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. PIMCO is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contracts. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on future contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. The Fund may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with the Fund’s investment objective and general investment polices, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps (including swap options) to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a fund from using such instruments as a part of its investment strategy, and could ultimately prevent a fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Fund, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.

For as long as the Fund offers the Shares for sale in Japan, it shall not invest in any derivative instruments that are classified as stock or equities.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. The Fund will invest no more than 5% of its assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

For as long as the Fund offers the Shares for sale in Japan, it shall not invest in any hybrid instruments that are classified as stock or equities.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Investment in Investment Companies

Except as described below, the Fund may invest up to 10% of its total assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The Fund may invest in the PIMCO Funds Private Account Portfolio Series: Money Market Portfolio (“PAPS Money Market Portfolio”) to the extent permitted by the 1940 Act and rules thereunder. The PAPS Money Market Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PAPS Money Market Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Fund may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund. The Fund also may invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

For as long as the Fund offers the Shares for sale in Japan, it shall not invest in any investment companies whose shares would be classified as stock or equities.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. PIMCO may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities) and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the U.S. federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Temporary Defensive Strategies

For temporary or defensive purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities, when the PIMCO deems it appropriate to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described herein. These securities and techniques may subject the Fund to additional risks.

Description of Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Description of Securities Ratings

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, or BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels— MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Rating Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Active Qualifiers (currently applied and/or outstanding)

Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Recovery Ratings

Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the “B” rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the “B” rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

“NR” indicates that Fitch does not publicly rate the issuer or issue in question.

“WD” indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Risk Management

See “Risk Management” on page 18 above.

4.	FEES AND TAXES

(1)	Sales Charge:

No Sales Charge is payable at the time of application for purchase. The Sales Charge is, in principle, deducted upon payment of the monthly dividend beginning two months after the month in which the settlement of the Shares with respect to such application is made in the United States. The investors who apply for purchase shall pay a Sales Charge equal to 0.105% (0.10% excluding consumption tax) of the net asset value per Share determined on the last Fund Business Day (defined in Note 6 below) in each month in respect of which the relevant dividend is calculated and consumption tax chargeable to the Sales Charge for a period of at least 2 and up to 20 times, depending on the number of the Shares to which the investor subscribes (see the Table below).

The amount of the Sales Charge may fluctuate each month.

Number of the Shares Applied per Transaction	Rate of Sales Charge
Less than 100,000 Shares	0.105%×20 times=2.100% (2.00% excluding consumption tax)

100,000 – 499,999 Shares	0.105%×15 times=1.575% (1.50% excluding consumption tax)

500,000 – 999,999 Shares	0.105%×10 times=1.050% (1.00% excluding consumption tax)

1,000,000 – 4,999,999 Shares	0.105%×5 times=0.525% (0.50% excluding consumption tax)

5,000,000 Shares or more	0.105%×2 times=0.210% (0.20% excluding consumption tax)

Note 1:	If the repurchase is requested before the full amount of Sales Charge as referred to in the above table is paid, the remaining Sales Charges and consumption tax chargeable to the Sales Charge after subtracting the amount already paid will be deducted from the repurchase price. In such case, the remaining amount of the Sales Charge will be calculated based on the net asset value per Share on the date of the relevant request for repurchase (which is the last Fund Business Day in the relevant month).

Note 2:	If (i) no dividend is paid in any month or (ii) the amount of any dividend to be paid in any month is less than the amount of the Sales Charge payable with respect to such month, then the relevant Sales Charge with respect to such month shall not be paid in such month, but shall be payable in or after the next month.

Note 3:	The Sales Charge referred to above is not subject to any discount when the Shares are redeemed and switched to any shares of other funds.

Note 4:	The date of settlement of the Shares in the United States is usually the fourth business day (which shall be a business day of the Trust) after the day on which the Trust receives the application for purchase and the relevant order is executed in the United States.

Note 5:	In case that the subscription is applied for in accordance with the relevant standard terms and the related contracts (together, “Nikko’s SMA Contracts”) applicable to the separately managed account transactions (the “Nikko’s SMA Transaction”) entered into between Nikko Cordial and its certain customers, the Sales Charge referred to above shall not be imposed at the time of application for such subscription, except for certain charges to be imposed under the Nikko’s SMA Transaction. In addition, Nikko Cordial may agree to a different treatment on the Sales Charge from the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” hereof. Inquiries related to the Sales Charge shall be made at Nikko Cordial (3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo).

Note 6:	A “Fund Business Day” means a day on which the New York Stock Exchange (“NYSE”) is open for business.

(2)	Repurchase Fee:

Not applicable.

(3)	Management Fee, etc.:

(i)	Advisory and Administrative Fees:

Management Fees

The Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-inclusive fee structure. The Management fees reflect an advisory fee and an administrative fee (it will be renamed the “supervisory and administrative fee” on October 1, 2008).

Investment Adviser

PIMCO serves as investment adviser to the Fund pursuant to an investment advisory contract (“Advisory Contract”) with respect to the Fund. PIMCO manages the investment and reinvestment of the assets of the Fund. PIMCO is responsible for placing orders for the purchase and sale of the Fund’s investments directly with brokers or dealers selected by it in its discretion.

Administrator

PIMCO also serves as administrator for the Shares pursuant to a Supervision and Administration Agreement (“Supervision and Administration Agreement”) with the Trust. The Supervision and Administration Agreement replaces the Third Amended and Restated Administration Agreement and the administrative fees payable thereunder. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Fund with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Fund, including coordination of the services performed by the Fund’s transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Fund with office space facilities required for conducting the business of the Fund, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Fund, and is responsible for the costs of registration of the Shares and the printing of prospectuses filed in Japan and overseas and shareholder reports for current shareholders.

The Fund (and not PIMCO) is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and service fees payable with respect to the Shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

Advisory and Administrative Fees

The Fund features fixed advisory and administrative fee rates. For providing investment advisory services and supervisory and administrative services to the Fund as described above, PIMCO receives monthly fees from the Fund at an annual rate based on the average daily net assets of the Fund as follows. Effective October 1, 2008, the administrative fee (to be renamed the “supervisory and administrative fee”) will become 0.21% per annum.

Advisory Fee Rate	Administrative Fee Rate
0.25%	0.18%

Both the Advisory Contract and Supervision and Administration Agreement may be terminated by the Trustees at any time on 60 days’ written notice. The Advisory Contract may be terminated by PIMCO on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, the Supervision and Administration Agreement may be terminated by PIMCO on 60 days’ written notice. The Advisory Contract and Supervision and Administration Agreement will continue from year to year if approved by the Trustees.

Continuation of the Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties (“Independent Trustees”), at a meeting held on August 11, 2008.

The Supervision and Administration Agreement is subject to annual approval by the Board, including a majority of the Trust’s Independent Trustees. The current Supervision and Administration Agreement, dated August 11, 2008, as supplemented from time to time, was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 11, 2008. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Fund and its shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Fund; (3) PIMCO is able to provide, or to procure, services for the Fund which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

For the fiscal years ended March 31, 2008, 2007 and 2006, the aggregate amount of the advisory fees paid by the Fund was as follows:

Year Ended 3/31/2008	Year Ended 3/31/2007	Year Ended 3/31/2006
$272,679,937	$242,621,878	$222,663,755.60

For the fiscal years ended March 31, 2008, 2007 and 2006, the aggregate amount of the administrative fees paid by the Fund was as follows:

Year Ended 3/31/2008	Year Ended 3/31/2007	Year Ended 3/31/2006
$233,419,025	$210,833,796	$194,066,029.58

(ii)	Administrative Class Servicing Fees:

The Distributor, an indirect subsidiary of AGI, serves as the principal underwriter of the Shares pursuant to a Distribution Contract. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to the Fund or the Shares without penalty, at any time, by the Fund or the Shares by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obliged to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to the Fund or the Shares for successive one—year periods, provided that such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Supervision and Administration Agreement or the Distribution and/or Administrative Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

Service and Distribution Fees

The Trust has adopted an Administrative Service Plan and a Distribution Plan (the “Plans”) with respect to the Shares. Under the terms of the Plans, the Trust is permitted to reimburse, out of the assets attributable to the Shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of the Shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use the Shares as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses.

Under the terms of the Administrative Class Distribution Plan, these services may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses filed in Japan and the United States and statements of additional information relating thereto; preparing, printing and delivering such prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of the Shares; and assisting investors in completing application forms and selecting dividend and other account options. Under the terms of the Administrative Services Plan, the services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under both a Distribution Plan and Administrative Services Plan.

Each Plan provides that it may not be amended to materially increase the costs which shareholders of the Shares may bear under the Plan without the approval of a majority of the outstanding voting Shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Non-interested Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the non-interested Trustees defined above.

Each of the Plans provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the non-interested Trustees defined above. Each of the Plans provides that any person authorized to direct the disposition of monies paid or payable by the Administrative class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each of the Plans is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such Plan. Each Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of the Shares may be used in any month to pay expenses under the Plan. Each Plan requires that the Shares incur no interest or carrying charges.

Rules of the Financial Industry Regulatory Authority (the “FINRA”) limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services), are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Service Plan that they will have with respect to the Distribution Plan.

For the fiscal year ended March 31, 2008, the Shares paid aggregate fees under the Plans to qualified service providers in the amount of $70,031,257.

(4)	Other Expenses:

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The series of the Trust are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses; which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares.

Trustee Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust and certain other investment companies for which PIMCO provides investment advisory services for the fiscal year ended March 31, 2008.

Name	Aggregate Compensation from Trust (i) (ii)	Total Compensation from Trust and Fund Complex Paid to Trustee (iii)
Marilyn A. Alexander (iv)	$70,500	$159,750
E. Philip Cannon	$145,500	$183,127
Vern O. Curtis	$153,857	$197,377
J. Michael Hagan	$148,150	$183,127
William J. Popejoy	$147,000	$188,250

(i)	During the Trust’s fiscal year ended March 31, 2008, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $1,500.
(ii)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year ended March 31, 2008. Mr. Cannon deferred compensation of $36,000 from the Trust during the fiscal year ended March 31, 2008. The cumulative deferred compensation (including interest) accrued with respect to Mr. Cannon, from the Trust, as of the Fund’s fiscal year ended March 31, 2008 is $832,067.
(iii)

During the period ended March 31, 2008, each Trustee also served as a Director of PCM Fund, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PCM Fund, Inc., each Director, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person, $250 for each committee meeting attended and $500 for each Board of Directors meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $1,000 and each other committee chair received an additional annual retainer of $500. As of April 23, 2008, each Trustee ceased serving as a Director of PCM Fund, Inc. in connection with the transition of PIMCO from investment adviser to investment sub-adviser of PCM Fund, Inc. For their services to

PIMCO Variable Insurance Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $2,000 and each other committee chair received an additional annual retainer of $500.

(iv)	Ms. Alexander resigned from the Board of Trustees on August 23, 2007.

From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Fund. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and administrative fees paid to PIMCO by the Fund. Such activities by PIMCO may provide incentives to financial institutions to sell the Shares. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of the Shares.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Fund with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored by PIMCO and its affiliates.

(5)	Tax Treatment:

The tax treatment of beneficial owners in Japan, if the Fund is treated as a bond investment trust for Japanese tax purposes, shall be as follows:

(i)	Distributions made by the Fund:

a.	Distributions to be made by the Fund (including the difference between redemption and principal amount both denominated in U.S. dollars on redemption) to Japanese individual beneficial owners will be subject to separate taxation from other income (i.e., withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax office.

b.	Distributions to be made by the Fund to Japanese corporate beneficial owners will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Distribution Dealers will prepare a report concerning distributions and file such report with the Japanese tax office.

c.	Distributions of net investment income (defined in “PART II. INFORMATION CONCERNING THE FUND, I. DESCRIPTION OF THE FUND, 7. OUTLINE OF MANAGEMENT AND ADMINISTRATION, 1. Outline of Management of Assets, etc., (5) Other, d. How Performance Is Shown” hereof) such as interest, etc. and distributions of net short-term capital gains realized by the fund will be, in principle, subject to withholding of U.S. federal income tax (the statutory withholding tax rate of 30% is reduced for Japanese residents eligible to claim benefits under the US-Japan income tax treaty to 10%. In addition, if a provision in the American Jobs Creation Act of 2004 is extended, of which there can be no assurance, the Fund may be able to designate as exempt from U.S. withholding tax dividends relating to certain items of interest and net short-term capital gain received by the Fund that are paid after any such extension. Withholding will apply to dividends declared after March 31, 2008 until the date of any such extension.) and the amount obtained after such deduction will be remitted from the Fund to the Distribution Dealers. Distributions of net long-term capital gain realized by the Fund will not be subject to withholding of U.S. federal income tax and the full amount thereof will be remitted from the Fund to the Distribution Dealers. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan in a case of Japanese corporate beneficial owners.

The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of the so-called “balance collection method”, so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(ii)	The provisions of Japanese tax laws granting the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

(iii)	Capital gains and losses arising from a sale and repurchase of the beneficial interest shall be treated in the same way as those arising from the purchase and sale of a domestic bond investment trust, and Japanese individual beneficial owners will not be subject to capital gain taxes.

The treatment described above is regarded as most appropriate based on current law and practice. While the Fund will invest its assets in a manner intended to result in its treatment as a “public and company bond investment trust” for Japanese tax purposes, in the event that this result is not obtained, the Fund and its shareholders could be adversely affected. Japanese individual investors may be subject to capital gains taxes upon redemptions of the Shares, and Japanese shareholders may not be able to credit U.S.

withholding taxes on income from the Fund against Japanese withholding taxes on income from the Fund. Any such tax obligations incurred by Japanese investors are obligations of the Fund’s Japanese shareholders, and not of the Fund or its trustees, officers or non-Japanese investors.

The taxation treatment described above may be changed subject to changes of the tax treaty between Japan and the United States and other law or practice.

5.	MANAGEMENT CONDITIONS

(1)	Conditions of the Investment:

(As of March 31, 2008)

Kind of Assets	Name of Country/ State	Total Value (rounded in thousands; U.S. Dollar)	Investment Ratio (%)
U.S. Treasury Obligations	US	824,462	0.7%

U.S. Government Agencies	US	84,045,105	66.8%

Mortgage-Backed Securities	US	4,224,982	3.4%

Asset-Backed Securities	US	1,623,875	1.3%

Corporate Bonds & Notes	US	32,078,549	25.5%

Foreign Currency-Denominated Issues	Austria	—	0.0%
	Brazil	3,363,391	2.7%
	Canada	—	0.0%
	Channel Islands	41,373	0.0%
	Denmark	75,022	0.1%
	France	—	0.0%
	Germany	—	0.0%
	Grand Cayman Islands	56,098	0.1%
	Ireland	4,819	0.0%
	Italy	—	0.0%
	Japan	20,991	0.0%
	Luxembourg	—	0.0%
	Mexico	25,589	0.0%
	Netherlands	10,007	0.0%
	New Zealand	85,537	0.1%
	Poland	24,223	0.0%
	Russia	28,379	0.0%
	Spain	23,016	0.0%
	Tunisia	3,740	0.0%
	United Kingdom	18,404	0.0%
	United States	401,714	0.3%

Sovereign Issues (US Dollar)	Brazil	—	0.0%
	Canada	6,136	0.0%
	China	29,209	0.0%
	Colombia	—	0.0%
	Hong Kong	—	0.0%
	Israel	—	0.0%
	Italy	374	0.0%
	Jordan	—	0.0%
	Mexico	—	0.0%
	Newfoundland	—	0.0%
	Panama	—	0.0%
	Peru	—	0.0%
	Poland	—	0.0%

	Qatar	—	0.0%
	Russia	647	0.0%
	South Africa	28,275	0.0%
	South Korea	89,298	0.1%
	Spain	—	0.0%
	Sweden	—	0.0%
	Tunisia	4,579	0.0%
	Ukraine	—	0.0%

Bank Loan Obligations		807,535	0.6%

Preferred Stock		—	0.0%

Convertible Bonds & Notes		—	0.0%

Short-Term Instruments		7,870,591	6.3%

Municipal Bonds & Notes		1,524,285	1.2%

Commodity Index-Linked Notes		295,060	0.2%

Preferred Security		—	0.0%

Written Options		(1,325,068)	-1.0%

Purchased Put Options		0	0.0%

Purchased Call Options		1,474,509	1.2%

Purchased Straddle Options		—	0.0%

Other Assets & Liabilities		(12,016,751)	-9.6%

Net Assets		125,767,955	100.0%

*	Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund.

(2)	Investment Assets:

(i)	Names of Major Investment Securities:

Major investment portfolios of the Fund are debt securities. The thirty largest portfolio investments in debt securities and the regions, security descriptions, numbers of certificates, book values, unit values of book values, market values, unit values of market values, coupon rates, maturity dates and investment ratios thereof are as follows:

(As of March 31, 2008)

Rank	Region	Security Description	Number of Certificate of Security
1	US	Fannie Mae	4,949,924,000.00
2	BRL	Brazil Notas do Tesouro Nacional Series F	4,810,676,000.00
3	US	Fannie Mae	1,835,760,680.20
4	US	Fannie Mae	1,683,102,578.00
5	US	Fannie Mae	1,721,200,000.00
6	US	Fannie Mae	1,614,671,938.51
7	US	Fannie Mae	1,633,816,000.00
8	US	Fannie Mae	1,452,270,669.81
9	US	Fannie Mae	1,436,083,512.98
10	US	Freddie Mac	1,322,659,137.73
11	US	Deutsche Bank AG	1,071,400,000.00
12	US	Fannie Mae	1,034,580,737.17
13	US	Fannie Mae	942,915,584.66
14	US	Fannie Mae	823,460,362.16
15	BRL	Brazil Notas do Tesouro Nacional Series F	1,518,624,000.00
16	US	Fannie Mae	701,570,545.89
17	US	Freddie Mac	561,859,347.84
18	US	U.S. Treasury Bills	513,600,000.00
19	US	Fannie Mae	506,158,279.38
20	US	Lehman Brothers Holdings, Inc.	478,200,000.00
21	US	Fannie Mae	453,954,918.62
22	US	Merrill Lynch & Co., Inc.	448,500,000.00
23	US	Fannie Mae	443,074,822.19
24	US	Freddie Mac	441,380,631.97
25	US	Daimler Finance North America LLC	524,277,717.02
26	US	Nordea Bank Finland PLC	432,700,000.00
27	US	Goldman Sachs Group, Inc.	417,000,000.00
28	US	Amgen, Inc.	407,190,000.00
29	US	U.S. Treasury Notes	386,400,000.00
30	US	Wachovia Corp.	396,720,000.00

(Note)	The par value of the debt securities has been applied to the number of certificates thereof.

Rank	Book Value (U.S. Dollar)	Unit Value of Book Value (U.S. Dollar)	Market Value (U.S. Dollar)	Unit Value of Market Value (U.S. Dollar)
1	4,871,479,526.23	98.42	4,997,101,725.64	100.95
2	2,436,385,480.23	50.65	2,484,946,746.30	51.65
3	1,768,618,740.00	96.34	1,819,911,695.44	99.14
4	1,681,776,304.03	99.92	1,704,829,681.86	101.29
5	1,713,669,750.00	99.56	1,699,953,507.20	98.77
6	1,570,890,779.75	97.29	1,653,232,161.27	102.39
7	1,646,137,923.42	100.75	1,645,303,360.30	100.70
8	1,399,155,780.23	96.34	1,439,732,534.55	99.14
9	1,383,772,061.20	96.36	1,423,685,129.05	99.14
10	1,332,817,622.06	100.77	1,337,088,423.06	101.09
11	1,071,400,000.00	100.00	1,071,400,000.00	100.00
12	1,036,642,551.07	100.20	1,047,176,509.35	101.22
13	952,978,531.23	101.07	954,395,355.60	101.22
14	820,844,270.58	99.68	833,485,794.44	101.22
15	761,268,576.52	50.13	722,714,365.94	47.59
16	675,671,108.88	96.31	695,513,557.63	99.14
17	566,174,427.46	100.77	568,133,125.50	101.12
18	513,481,301.59	99.98	513,481,301.59	99.98
19	510,220,909.94	100.80	512,320,634.95	101.22
20	478,200,000.00	100.00	464,982,073.80	97.24
21	435,631,984.59	95.96	458,883,084.99	101.09
22	447,944,929.87	99.88	456,120,463.50	101.70
23	449,042,492.25	101.35	454,358,373.86	102.55
24	442,958,516.94	100.36	446,195,785.70	101.09
25	499,970,091.36	95.36	436,097,350.68	83.18
26	432,580,715.24	99.97	432,440,380.00	99.94
27	416,309,610.60	99.83	420,720,891.00	100.89
28	407,190,000.00	100.00	406,789,732.23	99.90
29	393,243,024.22	101.77	392,165,860.80	101.49
30	395,043,418.20	99.58	389,588,164.56	98.20

Rank	Coupon Rate	Maturity Date	Investment Ratio %
1	5.500	5/1/2038	3.97%
2	10.000	1/1/2012	1.98%
3	5.000	3/1/2036	1.45%
4	5.500	5/1/2034	1.36%
5	5.000	5/1/2038	1.35%
6	5.500	1/1/2036	1.31%
7	5.500	5/1/2038	1.31%
8	5.000	10/1/2035	1.14%
9	5.000	3/1/2036	1.13%
10	5.500	1/1/2038	1.06%
11	1.200	4/1/2008	0.85%
12	5.500	11/1/2034	0.83%
13	5.500	9/1/2034	0.76%
14	5.500	1/1/2035	0.66%
15	10.000	1/1/2017	0.57%
16	5.000	2/1/2036	0.55%
17	5.500	2/1/2037	0.45%
18	0.520	4/17/2008	0.41%
19	5.500	2/1/2035	0.41%
20	2.649	12/23/2008	0.37%
21	5.500	12/1/2036	0.36%
22	6.050	8/15/2012	0.36%
23	6.000	10/1/2037	0.36%
24	5.500	3/1/2037	0.35%
25	6.800	8/3/2012	0.35%
26	5.308	4/9/2009	0.34%
27	6.250	9/1/2017	0.33%
28	3.170	11/28/2008	0.32%
29	2.750	2/28/2013	0.31%
30	5.750	2/1/2018	0.31%

(ii)	Investments in Real Estate:

Not applicable.

(iii)	Major Investments in Other Types of Assets:

Not applicable.

(3)	Results of Investment:

(i)	Movement in Net Assets:

(Administrative Class Shares)

Movement in the ex-dividend Net Assets at the end of each month within one year before the end of July, 2008 and at the end of each fiscal year for the nearest ten fiscal years is as follows:

	Total Net Asset		Net Asset Value per Share
	U.S. Dollar (Thousand)	Yen (Million)	U.S. Dollar	Yen
5th FY End of March 1999	1,972,984	213,319	10.36	1,120
6th FY End of March 2000	3,233,785	349,637	9.96	1,077
7th FY End of March 2001	5,353,222	578,790	10.52	1,137
8th FY End of March 2002	8,900,453	962,317	10.41	1,126
9th FY End of March 2003	16,109,374	1,741,746	10.79	1,167
10th FY End of March 2004	16,367,285	1,769,631	10.94	1,183
11th FY End of March 2005	17,292,644	1,869,681	10.57	1,143
12th FY End of March 2006	18,847,803	2,037,824	10.33	1,117
13th FY End of March 2007	20,721,139	2,240,370	10.43	1,128
14th FY End of March 2008	25,154,150	2,719,667	10.91	1,180
End of August 2007	21,871,591	2,364,756	10.33	1,117
End of September 2007	22,424,513	2,424,538	10.49	1,134
End of October 2007	22,478,409	2,430,366	10.56	1,142
End of November 2007	23,245,282	2,513,280	10.76	1,163
End of December 2007	22,643,569	2,448,223	10.69	1,156
End of January 2008	24,168,764	2,613,127	11.00	1,189
End of February 2008	24,507,355	2,649,735	10.97	1,186
End of March 2008	25,154,150	2,719,667	10.91	1,180
End of April 2008	25,496,879	2,756,723	10.91	1,180

End of May 2008	25,581,750	2,765,899	10.77	1,164
End of June 2008	25,343,206	2,740,107	10.63	1,149
End of July 2008	24,732,381	2,674,065	10.60	1,146

(Note)	Operations of the Shares were commenced on September 8, 1994.

(ii) Movement in Dividend:

(Administrative Class Shares)

The amount of dividend per Share for the indicated periods is as follows:

(U.S. Dollar)

Period	Income Dividend	Capital Gain Dividend
5th FY April 1, 1998-March 31, 1999	0.606797018	0.41889
6th FY April 1, 1999-March 31, 2000	0.602168313	0
7th FY April 1, 2000-March 31, 2001	0.644924040	0
8th FY April 1, 2001-March 31, 2002	0.521708548	0.29674
9th FY April 1, 2002-March 31, 2003	0.432775971	0.34888
10th FY April 1, 2003-March 31, 2004	0.294666168	0.17875
11th FY April 1, 2004-March 31, 2005	0.239182298	0.32807
12th FY April 1, 2005-March 31, 2006	0.411710747	0.08315
13th FY April 1, 2006-March 31, 2007	0.474313962	0.03770
14th FY April 1, 2007-March 31, 2008	0.516186754	0.06801

(iii)	Movement in Rate of Return:

a.	(Administrative Class Shares)

The following table set forth the rates of return based on the Net Asset Value with dividend per Share:

Period	Rate of Return (%) (Note 1)
	Japanese method (Note 2)	U.S. method (Note 3)
5th FY April 1, 1998-March 31, 1999	7.21	7.32
6th FY April 1, 1999-March 31, 2000	1.95	2.07
7th FY April 1, 2000-March 31, 2001	12.10	12.51
8th FY April 1, 2001-March 31, 2002	6.73	6.88
9th FY April 1, 2002-March 31, 2003	11.16	11.47
10th FY April 1, 2003-March 31, 2004	5.78	5.93
11th FY April 1, 2004-March 31, 2005	1.80	1.82
12th FY April 1, 2005-March 31, 2006	2.41	2.40
13th FY April 1, 2006-March 31, 2007	5.92	6.06
14th FY April 1, 2007-March 31, 2008	10.20	10.54

(Note 1)	The method which has been used in Japan in accordance with the relevant regulations and the method used in the disclosure in the United States concerning the Fund are both included.
(Note 2)	The rates of return set forth above are obtained from the following formula:

Rate of Return (%) =	(Net Asset Value with dividend per Share as of the end of period)	–	(Ex-dividend Net Asset Value per Share as of the end of the previous period)	× 100
(Ex-dividend Net Asset Value per Share as of the end of the previous period)

(Note 3)	The Rate of Return (%) calculation for the U.S. method differs from the Japanese method in that the Japanese method aggregates the dividends earned during the time period and adds them to the ending NAV. The difference between the ending NAV (including the aggregated dividends) and the beginning NAV is divided by the beginning NAV to arrive at a return for the period. Unlike the Japanese method, the U.S. method takes into account the timing of the payment of distributions, which has a compounding effect on the return and more closely reflects the actual return received by a shareholder during the period.

b.	Other Reference Information

Performance Information	The information set out below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Shares. The information reflects the Fund’s operating expenses prior to October 1, 2008. The Fund’s increased expenses effective October 1, 2008 will impact the Fund’s performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

More Recent Return Information
1/1/08-6/30/08	1.84
Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (3rd Qtr. ‘01)	6.43%
Lowest (2nd Qtr. ‘04)	-2.24%

Average Annual Total Returns (for periods ended 12/31/07)

	1 Year	5 Years	10 Years
Return Before Taxes	8.81%	5.05%	6.46%
Return After Taxes on Distributions(1)	6.74%	3.36%	4.14%
Return After Taxes on Distribution and Sale of the Shares(1)	5.66%	3.34%	4.12%
Lehman Brothers U.S. Aggregate Index(2)	6.97%	4.42%	5.97%
Lipper Intermediate Investment Grade Debt Fund Average(3)	4.71%	3.88%	5.18%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of the Shares at the end of the measurement period.

(2)

The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.

(3)

The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not reflect deductions for fees, expenses or taxes.

Examples. The Example is intended to help investors compare the cost of investing in the Shares with the costs of investing in other mutual funds. The Example assumes that investors invest $10,000 in the Shares for the time periods indicated, and then redeem all the Shares at the end of those periods. The Example also assumes that the investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, the Example shows what the costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Administrative	$76	$237	$411	$918

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of the Shares for the last five fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual report to shareholders. The annual report is available free of charge by calling the Trust at 1-800-927-4648. The Annual Report is also available for download free of charge on the Trust’s Website at www.pimco.com. Note: The footnote to the financial highlights table appears at the end of the table.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Administrative Class
03/31/2008	$10.43	$0.52	$0.55	$1.07	$(0.52)	$(0.07)
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)
03/31/2006	10.57	0.41	(0.16)	0.25	(0.39)	(0.08)
03/31/2005	10.94	0.23	(0.03)	0.20	(0.24)	(0.33)
03/31/2004	10.79	0.27	0.35	0.62	(0.29)	(0.18)

(a)	Per Share amounts based on average number of Shares outstanding during the period.

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$0.00	$(0.59)	$10.91	10.54%	$25,200,225	0.74%	0.68%	4.91%	226%
0.00	(0.51)	10.43	6.06	20,721,139	0.68	0.68	4.57	257
(0.02)	(0.49)	10.33	2.40	18,926,644	0.68	0.68	3.83	325
0.00	(0.57)	10.57	1.82	17,292,644	0.68	0.68	2.16	470
0.00	(0.47)	10.94	5.93	16,367,285	0.68	0.68	2.46	273
0.00	(0.78)	10.79	11.48	16,109,374	0.68	0.68	3.85	234

6.	OUTLINE OF PROCEDURES

(1)	Procedure of Sales:

a.	Sales in the United States

The Shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and the Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

The minimum initial investment for the Shares is $5 million, subject to certain exceptions.

A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily, 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day’s net asset value. An order received after the close of business will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent prior to such time as agreed upon by the Transfer Agent and intermediary, on the following business day will be effected at the net asset value determined on the prior business day.

The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following days: Sunday, Saturday, New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

b.	Sales in Japan

The terms applicable to an investor’s account may restrict the frequency or timing of purchases or repurchases, which may have the effect of limiting an investor’s ability to respond to changing market conditions.

The Shares shall not be offered, sold, resold or delivered in Japan to a United States person through any Distribution Dealers except for the Shares currently held by a United States person.

The offer for subscription of the Shares may be made in Japan on any business day in Japan (a “business day in Japan” is a business day of Nikko Cordial; hereinafter the same shall apply) during the subscription period, referred to in “PART I. INFORMATION CONCERNING SECURITIES, (7) Period of Subscription” hereof in accordance with the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” hereof. In case that the offer for subscription of the Shares is made, a Distribution Dealer shall provide to the investor a Contract Concerning a Foreign Securities Transaction Account (the

“Contract”) and receive from such investor an application for requesting the opening of a transaction account under the Contract. The purchase shall be made in the minimum investment of 100 Shares and in integral multiples of 10 Shares for the initial subscription and the same for any subsequent subscription; provided, however, in case the Shares are subscribed pursuant to the Nikko’s SMA Contracts, then the minimum amount for subscription of the Shares shall be one (1) Share or more; provided, further, that Nikko Cordial may agree to a different treatment on such minimum amount from that for the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” hereof.

The issue price per Share shall be, in principle, the net asset value per Share, next calculated on a Fund Business Day on which the Trust has received the application for purchase of such Share. The Trade Day in Japan is the day (which shall be a business day in Japan) on which Nikko Cordial obtains a confirmation from the Trust to the effect that the relevant order is executed; such Trade Day is ordinarily the business day in Japan immediately following the day on which the relevant application for purchase of the Shares is made to the Distribution Dealer. The settlement shall be made with the investors on the third business day in Japan after the Trade Day.

The dividend is declared on a daily basis and shall be calculated as of the last Fund Business Day of each month, so that the dividend shall be paid out with respect of such month. The dividend shall be paid out by the Trust on the first Fund Business Day of each month, and such dividend shall be paid in yen to the investors in Japan on the business day in Japan immediately following the business day in Japan on which the Distribution Dealer confirms its receipt of dividend (which confirmation may ordinarily be made on the business day in Japan following the date the dividend is paid out from overseas). The details of payment method of such dividend to each investor are determined by the Distribution Dealer and each such investor. The dividend shall be attributable to the shareholders from and including the business day in the United States on which the settlement is made (such date is usually the fourth business day after the date of application for purchase made to the Distribution Dealer).

A Sales Charge shall be payable monthly at a rate equal to 0.105% (excluding consumption tax 0.10%) of the net asset value per Share determined on the last Fund Business Day in each month in respect of which the relevant dividend is calculated in equal monthly installments up to 20 times, depending on the number of the Shares to which the investor subscribes, as set forth in “PART I. INFORMATION CONCERNING SECURITIES, (5) Sales Charge” hereof. Such Sales Charge shall, in principle, become payable, by deducting from the dividend, starting two months after the month in which the settlement of the Shares with respect to such application is made in the United States. If (i) no dividend is paid in any month or (ii) the amount of any dividend to be paid in any month is less than the amount of the Sales Charge payable with respect to such month, then the relevant Sales Charge with respect to such month shall not be paid in such month, but shall be payable in the next month. In case that the subscription is applied for in accordance with Nikko’s SMA Contracts, the Sales Charge referred to above shall not be imposed at the time of application for such subscription, except for certain charges to be imposed under the Nikko’s SMA Transaction. In addition, Nikko Cordial may agree to a different treatment on the Sales Charge from the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” hereof. Inquiries related to the Sales Charge shall be made at Nikko Cordial (3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo).

The shareholders in Japan are required to entrust the custody of their Shares represented by a global certificate with Nikko Cordial. The matters concerning the receipt are in accordance with the Contract.

The subscription amount of the Shares shall be paid in yen or U.S. dollars, and in case of the payment in yen, the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by Nikko Cordial.

In addition, the Distribution Dealers in Japan who are members of the Japan Securities Dealers Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than Yen 100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” established by the Japan Securities Dealers Association.

c.	Other Purchase Information

In the interest of economy and convenience, certificates for the Shares will not be issued to the investors in the United States.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of the Shares or to reject any purchase order, in whole or in part, or to repurchase the Shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund’s investment strategies may expose the Fund to risks associated with market timing activities. For example, since the Fund may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling the Shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of small capitalization companies, securities issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the Shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming the Shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage”, by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of the Shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund.

(2)	Procedure of Repurchase:

a.	Repurchase in the United States

Repurchases in writing or by telephone are available.

Other Repurchase Information

Repurchase requests for the Shares are effected at the net asset value per Share next determined after receipt in good order of the repurchase request by the Trust or its designee. A repurchase request received by the Trust or its designee prior to 4:00 p.m. Eastern time on a day the Trust is open for business is effective on that day. A repurchase request received after that time becomes effective on the next business day.

b.	Repurchase in Japan

The shareholders in Japan may request for repurchase of their Shares only on the last Fund Business Day in each month. For such purpose, such shareholders may entrust the repurchase (as of the last Fund Business Day in each month) with a Distribution Dealer during the period of five business days in Japan on and prior to the last Fund Business Day in each month; provided, however, in the following extraordinary circumstances, the shareholders in Japan (or their heirs) may request for repurchase of their Shares on any Fund Business Day without any repurchase fees:

1.	the shareholder dies;

2.	most of the shareholder’s assets are lost due to natural calamity;

3.	the shareholder is adjudicated as bankrupt;

4.	the shareholder is not capable of maintaining his livelihood due to disease or disability;

5.	Nikko Cordial judges that an event similar to the 1. through 4. above has taken place (such as fire, loss of job); and

6.	Nikko Cordial judges that a material event has taken place in case of institutional or corporate investors (such as bankruptcy or default)

The request for repurchase is made to the Trust through AGID, the Distributor, and through Nikko Cordial.

The repurchase may be made per Share. The repurchase price is equal to the net asset value per Share on the Fund Business Day on which the Trust receives the request for repurchase. The Trade Day for each repurchase is the business day in Japan on which the Nikko Cordial receives a confirmation from the Trust or any designated entity thereof to the effect that the repurchase order is executed (such confirmation may usually be received in Japan on the business day in Japan immediately after the last Fund Business Day on which the relevant request for repurchase is made). The settlement is usually made on the third business day in Japan immediately after the Trade Day for the relevant repurchase. Provided, however, that the shareholder in Japan who requests the repurchase of the Share will cease to be a shareholder as of the date on which the Trust receives, through Nikko Cordial, and confirms the execution of, the relevant repurchase. In case the request for repurchase is made, the dividend shall be paid from and including the date of settlement of each subscription of the Shares on which the subscription amount of the Shares is received by the Trust (or, if any dividend is already paid, from the first Fund Business Day of the month in which the request for repurchase is made) to and including the date immediately prior to the first Fund Business Day of the next month.

If all or any part of the Sales Charge is not yet paid when the request for repurchase is made, then the unpaid Sales Charge shall be deducted from the repurchase price. If the shareholder who purchased the Shares at different times requests for repurchase of any of his/her Shares, the repurchase of such Shares as purchased earlier shall precede the repurchase of those purchased later. The remaining amount of the Sales Charge with respect to such repurchased Shares and consumption tax chargeable to the Sales Charge shall be deducted from the repurchase amount.

The repurchase shall be paid in yen or U.S. dollars through a Distribution Dealer in accordance with the Contract. In case of the payment in yen, the yen exchange rate therefor shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each repurchase and which shall be determined by Nikko Cordial.

c.	Suspension of Repurchase:

The Fund may suspend shareholders’ right of repurchase, or postpone payment for more than seven days, if the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

d.	Trust’s right to repurchase the Shares

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to repurchase the Shares of the Trust in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to repurchase by the investor, the Shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory repurchase and will be given at least 30 days to bring the value of its account up to at least $100,000.

7.	OUTLINE OF MANAGEMENT AND ADMINISTRATION

1.	Outline of Management of Assets, etc.

(1)	Valuation of assets:

The net asset value (“NAV”) of the Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the Administrative Class of the Fund, less any liabilities, by the total number of the Shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value in principle. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities and assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services.

The Shares are valued as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open.

(2)	Custody:

To shareholders in Japan, the Trust shall issue a global certificate representing the Shares held by such shareholders, and such global certificate shall be held in custody in the name of Nikko Cordial by the Transfer Agent, the Distributor or any designated entity thereof; provided, however, that neither Nikko Cordial nor shareholders in Japan can withdraw the said global certificate or any part thereof from the custody, or request the Trust to issue of any certificate (in definitive form or otherwise) representing any Share. Shareholders in Japan shall be required to entrust the custody of their Shares with Nikko Cordial.

(3)	Duration:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote at any meeting of shareholders.

(4)	Accounting Period:

The accounts of the Fund will be open on April 1 and be closed on March 31 each year.

(5)	Other:

a.	Authorized Shares:

There is no prescribed authorized number of the Shares, and the Shares may be issued from time to time.

b.	Amended and Restated Declaration of Trust:

Originals or copies of the Amended and Restated Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the shareholders on such terms as are conferred by law or authorized by the Trustees or by resolutions of the shareholders.

In Japan, material changes in the Amended and Restated Declaration of Trust shall be published or notice thereof shall be sent to the Japanese shareholders.

c.	Issue of Warrants, Subscription Rights, etc.:

The Trust may not grant privileges to purchase the Shares to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d.	How Performance Is Shown:

The Trust may, from time to time, include the yield and total return for the Shares in advertisements or reports to shareholders or prospective investors. Quotations of yield will be based on the investment income per Share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the maximum public offering price per Share on the last day of the period.

e.	Agreements with Related Companies:

Procedures regarding entry into agreements with the related companies and applicable disclosure obligations shall be generally as follows:

Any agreements entered into with the related companies shall be consistent with and subject to the requirements of applicable statutes and regulations, as modified by any applicable order or orders of the SEC.

Unless otherwise required by applicable laws and regulations, entry into such agreements is not required to be disclosed to individual shareholders. However, applicable U.S. disclosure requirements generally require disclosure of the material terms of such agreements and may require shareholder approval of investment advisory agreements.

f.	Conditions of Termination or Redemption of the Fund:

For information on the conditions of termination or redemption of the Fund, see “(3) Duration” above.

2.	Outline of Disclosure System:

A.	Disclosure in U.S.A.:

(i)	Disclosure to the Supervisory Authority

The Trust has filed a registration statement with the SEC on Form N-1A; the Trust updates that registration statement periodically in accordance with the 1933 Act and the 1940 Act.

(ii)	Disclosure to shareholders

In accordance with the 1940 Act, the Trust is required to send to its shareholders annual and semi-annual reports containing financial information.

B.	Disclosure in Japan:

a.	Disclosure to the Supervisory Authority:

(i)	Disclosure under the Financial Instruments and Exchange Law

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director-General of Kanto Local Finance Bureau of Japan securities registration statements together with the copies of the Amended and Restated Declaration of Trust and the agreements with major related companies as attachments thereto.

(ii)	Notification, etc. under the Law Concerning Investment Trusts and Investment Corporations

In order to deal with the subscription, etc. of the Shares, the Fund shall, in advance, notify certain matters concerning the Fund to the Head of the Financial Services Agency in accordance with the Law Concerning Investment Trusts and Investment Corporations (Law No. 198 of 1951) (the “Investment Trust Law”).

b.	Disclosure to Japanese Shareholders:

The Japanese shareholders will be notified of the material facts which would change their position, including material amendments to the Amended and Restated Declaration of Trust of the Trust, and of notices from the Trustees, through the Distribution Dealers.

The financial statements shall be sent to the Japanese shareholders through the Distribution Dealers or the summary thereof shall be carried in daily newspapers.

3.	Rights of Shareholders:

(1)	Rights of Shareholders:

Shareholders must register their Shares in their own name in order to exercise directly their rights as shareholders.

(a)	Voting rights

Each Share has one vote, with fractional Shares voting proportionally.

(b)	Repurchase rights

U.S. shareholders are entitled to request repurchase of the Shares at their net asset value at any time. Shareholders in Japan may request for repurchase of their Shares only on the last Fund Business Day in each month.

(c)	Rights to receive dividends

Shareholders are entitled to receive any distribution declared by the Trustees. Distributions are generally made from net investment income monthly and from any net realized capital gains at least annually.

(d)	Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of the Shares then held by them, except as otherwise required.

(e)	Right to inspect accounting books and the like

The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the shareholders.

(f)	Right to transfer the Shares

The Shares are transferable without restriction except as limited by applicable law and subject to the requirements set forth in the Trust’s Amended and Restated Declaration of Trust.

(g)	Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any false statement concerning any material information in the U.S. registration statement, or any omission of any statement of material information necessary to be stated therein to avoid materially misleading investors, shareholders are generally entitled to institute a lawsuit, against a person who signed the relevant registration statement, including a trustee of the issuer (or any person placed in the same position) at the time of filing such statement, as well as certain persons involved in preparing such statement.

(2)	Foreign Exchange Control in U.S.A.:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.

(3)	Agent in Japan:

Hidetaka Mihara

Attorney-at-law

Nagashima Ohno & Tsunematsu

Kioicho Building,

3-12, Kioicho, Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Trust to represent and act for the Trust in Japan for the purpose of;

(a)	the receipt of any and all communications, claims as to matters involving problems under the laws and the rules and regulations of the JSDA and

(b)	any and all judicial and extra-judicial acts and things on behalf of the Trust in connection with any and all disputes, and legal proceedings relating to the sale, offer and repurchase transactions in Japan of the Shares.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the continuous disclosure is each of the following persons:

Hidetaka Mihara

Attorney-at-law

Nagashima Ohno & Tsunematsu

Kioicho Building,

3-12, Kioicho, Chiyoda-ku, Tokyo

(4)	Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3)(b) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court

1-4, Kasumigaseki 1-chome

Chiyoda-ku, Tokyo

II. INFORMATION CONCERNING FINANCIAL HIGHLIGHTS

Financial Statements in Japanese language of the Fund for the last two fiscal years are translated from the English version of audited financial statements prepared by the Trust, pursuant to the provisions of Article 127 (5) proviso of the “Regulations Concerning Terminology, Forms and Method of Preparation of Financial Statements, etc.” (Ministry of Finance (MOF) ordinance No. 59 of 1963) under the “Ordinance of the Cabinet Office Concerning the Disclosure of the Content, etc. of the Specific Securities” (MOF ordinance No. 22 of 1993), except the parts presented in yen translated from dollars.

The aforesaid financial statements have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm in the United States of the Trust, and certification acknowledged to be equivalent to the audit certification have been executed by PricewaterhouseCoopers LLP. In addition, the Reports of Independent Registered Public Accounting Firm (including the Japanese translation thereof), which report the certification, have been received by the Trust and attached to the Securities Registration Statement.

The original financial statements of the Fund are presented in U.S. dollars. The Japanese translation of the financial statements is also presented in Japanese yen translated from the U.S. dollars. The amount presented in Japanese yen are translated solely for convenience from the amounts in U.S. dollars at the exchange rate of U.S.$1.00=Yen 108.12, being the mean of telegraphic transfer selling and buying exchange rate vis-à-vis Customers quoted from The Bank of Tokyo-Mitsubishi UFJ, Ltd. as of July 31, 2008. Amounts less than one million yen are rounded up or down to nearer one million yen. The amounts presented in Japanese yen may not total due to rounding.

The following financial statements (including the notes to “Significant Accounting Policies”) are extracted from the financial statements stated in “PART III. DETAILED INFORMATION CONCERNING THE FUND, IV. FINANCIAL CONDITIONS OF THE FUND, 1. FINANCIAL STATEMENTS” of the Securities Registration Statement.

1.	BALANCE SHEET

2.	STATEMENT OF OPERATIONS

III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND BENEFICIAL SECURITIES

1.	Transfer of the Shares

The transfer agent for the Shares is as follows:

Agent: Boston Financial Data Services-Midwest

Address: 330 W. 9th Street, 5th Floor, Kansas City, MO 64105, U.S.A.

Because shareholders in Japan are required to entrust the custody of a global certificate representing their Shares and to register their Shares in the name of Nikko Cordial, they may not register their Shares in their own name directly. No fee is chargeable for the transfer of the Shares.

2.	Shareholders’ Meeting

There are no annual shareholders’ meetings. Special shareholders’ meeting may be held whenever ordered by the Trustees or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust for the purpose of considering the removal of a Trustee.

3.	Special Privilege to Shareholders, Restriction on Transfer

No special privilege is granted to shareholders.

The acquisition of the Shares by any person may be restricted.

IV. ITEMS OF DETAILED INFORMATION CONCERNING THE FUND

The following items are stated in “PART III. DETAILED INFORMATION CONCERNING THE FUND” of the Securities Registration Statement.

I.	ADDITIONAL INFORMATION CONCERNING THE FUND

1.	HISTORY OF THE FUND

2.	OUTLINE OF LAWS REGULATING THE FUND IN THE JURISDICTION WHERE ESTABLISHED

3.	OUTLINE OF THE COMPETENT AUTHORITIES

II.	PROCEDURES

1.	PROCEDURE OF SALES

2.	PROCEDURE OF REPURCHASE

III.	MANAGEMENT AND ADMINISTRATION

1.	OUTLINE OF MANAGEMENT OF ASSETS, ETC.

(1)	Valuation of assets

(2)	Custody

(3)	Duration

(4)	Accounting Period

(5)	Other

2.	OUTLINE OF DISCLOSURE SYSTEM

3.	RIGHTS OF SHAREHOLDERS

(1)	Rights of Shareholders

(2)	Foreign Exchange Control in U.S.A.

(3)	Agent in Japan

(4)	Jurisdiction

IV.	FINANCIAL CONDITIONS OF THE FUND

1.	FINANCIAL STATEMENTS

(1)	Balance Sheet

(2)	Statement of Operations

(3)	Schedule of Investments

(i)	Schedule of Investments in Stocks

(ii)	Schedule of Investments in Securities other than Stocks

(iii)	Schedule of Investments in Real Estate

(iv)	Schedule of Investments in Other Assets

(v)	Schedule of Loan Payable

2.	CONDITIONS OF THE FUND

Statements of the Net Assets

I	Aggregate Amount of Assets

II	Aggregate Amount of Liabilities

III	Aggregate Amount of Net Assets (I - II)

IV	Quantity of Outstanding Shares

V	Net Asset Value per Share (III/IV)

V.	RESULTS OF SALES AND REPURCHASES

OUTLINE OF THE FUND

1.	The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

(1)	Investment Scope

The Fund invests primarily in a diversified portfolio of U.S. Government securities, corporate debt securities, mortgage-backed and other asset-backed securities, and other types of fixed income securities. The Fund may invest in debt securities of governments of, and issuers located in, countries other than the United States, including those of emerging market countries depending on the relevant investment environment.

(2)	Credit Ratings

The average credit rating of the portfolio is AA+ (as of the end of June 2008) and the breakdown is shown on page 4 herein. However, the average credit rating may vary according to changes in the composition of the portfolio.

2.	Assets are managed by Pacific Investment Management Company LLC (“PIMCO” or “Investment Adviser”), a US investment adviser.

—	Characteristics of PIMCO’s Total Return Management

Pursuit of the Maximization of Total Return

Interest Income (Income Gain)	+	Fluctuation of Value of Bonds (Capital Gain and Loss)	=	Total Return

Strategic Diversification Investment in Variable Bonds and Multiple Excess Earning Sources

• PIMCO invests not only in government securities but also in any other debt securities such as corporate debt securities, mortgage-backed and other asset-backed securities.
• PIMCO diversifies its investment strategy by seeking various profit-earning opportunities in addition to the directional movement of interest rates and the sector strategy.

—	Management Results

ADMINISTRATIVE CLASS SHARES

Inception (9/8/94), inclusive of dividends, pretax US$ based, at the end of July 2008

Average Annual Total Return: 7.07%

* For the one-year, three-year and five-year periods up to July 31, 2008, the average annual total returns for the Fund’s Administrative Class Shares were 9.39%, 5.03% and 5.28%, respectively. Since the yield is in US dollars, investments in Japanese yen shall be influenced by foreign exchange fluctuations. (Each is a pretax return.)

** The Fund’s increased expenses effective October 1, 2008 will impact the Fund’s performance.

Ex-dividend Date	NAV per Share (US$)	Monthly Dividends per Share (US¢)
Aug. 2007	10.33	4.837
Sept. 2007	10.49	3.858
Oct. 2007	10.56	4.553
Nov. 2007	10.76	4.757
Dec. 2007	10.69	10.965	*
Jan. 2008	11.00	4.195
Feb. 2008	10.97	4.638
Mar. 2008	10.91	3.970
Apr. 2008	10.91	4.349
May 2008	10.77	4.479
June 2008	10.63	4.341
July 2008	10.60	4.264

*	Includes 6.801 (US¢) per share capital gains distribution.

•	Track Record of NAV per share and Distribution

* The above data shows the performance of the past and does not estimate or guarantee the future performance of the Administrative Class Shares.

The Net Asset Value per Share fluctuates, and the Administrative Class Shares at the redeemable time may be worth more or less than at the time of purchase.

—	Status of The Portfolio (as of the end of June 2008)

* All Investment allocations are subject to change.

<Investment Allocations per Rating>

* Allocation of portfolio securities as rated by Standard & Poor’s Ratings Service (“S&P”)

<Investment Allocations per sector>

* Net cash equivalents include such bonds as deemed by PIMCO to be equivalent to cash (i.e. the bonds eligible for investment to be redeemed in one year or less from the issue thereof).

<Investment Allocations per Geographic Area>

* On the duration-weighted basis. The emerging bonds are classified by issue currencies.

The PIMCO Total Return Fund is one of the largest bond funds (taxable) in the U.S. with approximately $130 billion of assets (as of the end of July 2008).

BRIEF DESCRIPTION OF INVESTMENT ADVISER/ ADMINISTRATOR

PIMCO is the acronym for Pacific Investment Management

Company LLC.

PIMCO is one of the largest active investment managers in the world, being entrusted with $829 billion (as of the end of June 2008) in assets under management from global institutional and retail clients.

PIMCO’s investment performance and client servicing have been a source of attraction for its clients, and PIMCO has received many awards from third parties as described below.

—	Characteristics of PIMCO’s Bond Management

1.	PIMCO offers various investment methods with long-term outlooks on the management of the funds while seeking to limit volatility and provide favorable investment performance.

2.	Innovative investment techniques, new markets and unique ideas will be searched for and evaluation of the investment market will be conducted regularly.

3.	PIMCO has groups of investment professionals with specialized fields of knowledge.

4.	PIMCO understands the importance of providing quality investment management which will satisfy the needs of institutional clients while maintaining PIMCO’s position as one of the top investment managers of the world.

AWARDS RECEIVED BY PIMCO FROM UNRELATED ENTITIES

*	The Morningstar “Fixed-Income Manager of the Year” was awarded in 1998 and 2000. PIMCO was awarded the prize twice for the first time ever.

*	Risk magazine “Asset Management Risk Manager of the Year” was awarded in 2001.

*	Global Investor magazine “Awards for Investment Excellence” was awarded in the

European Fixed-Income (awarded in 2002 and 2003),

Emerging Market Debt (awarded in 2002),

Global Fixed-Income (awarded in 1997, 2000 and 2001) and

High-Yield Bond (awarded in 2000, 2003 and 2004) categories.

*	Asia Investor magazine “Achievement Award” was awarded in the

Global Fixed-Income (awarded in 2003 and 2004) and

Japanese Bond (awarded in 2004) categories.

Although historically PIMCO specialized in investment management for the private investment products for institutional investors, PIMCO has managed mutual funds for investors since 1987. TRF(*) is the largest bond fund in the U.S.

* The PIMCO Total Return Fund (TRF) offers several classes of its shares to investors in the United States. Among these classes of shares, the Administrative Class of shares of the Fund is chosen to be sold to investors in Japan, having regard to the nature of investors in Japan, the systems of fees for investment trust and sales commissions, etc.

PROFILE OF THE PERSON IN CHARGE OF INVESTMENT

William H. Gross, CFA [a facial portrait of Mr. Gross is to be inserted here.]

Mr. Gross is a founder and managing director of PIMCO and has been associated with PIMCO for more than 33 years. As chief investment officer of PIMCO he oversees the management of over $600 billion of fixed-income securities. He is the author of numerous articles on the bond market and has frequently appeared in national publications and media. Morningstar named Mr. Gross, along with his investment team, Morningstar’s Fixed Income Manager of the Year for 1998 and for 2000, based on its own research and in-depth evaluation by its senior editorial staff. Mr. Gross was the first person ever to receive this award more than once from Morningstar. When presenting the award to Mr. Gross, Morningstar stated that he earned the award by “demonstrating excellent investment skill, the courage to differ from consensus, and the commitment to shareholders necessary to deliver outstanding long-term performance.” In 2000, Mr. Gross received the Bond Market Association’s Distinguished Service Award. In 1997, Mr. Gross authored Everything You’ve Heard About Investing is Wrong, published by Times Books/Random House. In December 1996, he was the first portfolio manager inducted into the FIASI’s Hall of Fame for his major contributions to the advancement of fixed-income analysis and portfolio management. In a survey conducted by Pensions and Investments magazine in its September 6, 1993, issue, Mr. Gross was recognized by his peers as the most influential authority on the bond market in the United States. He has 36 years of investment experience and holds a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.

*        *        *        *

THE END OF THE DOCUMENT

*        *        *        *

(TRANSLATION)

PIMCO

Monthly Distribution Type

PIMCO FUNDS - PIMCO Total Return Fund

Investment Fund Circular (On-Demand Prospectus)

September 2008

US Jurisdiction Open-Ended Publicly Offered Contractual Type Foreign Investment Fund (denominated in the US dollar)

(This is the prospectus (On-Demand Prospectus) which is required to be delivered to the investors upon request.)

Investment Adviser and Administrator:	For purchase, contact:
PIMCO	Nikko Cordial
The Authority On BondsTM
Pacific Investment Management Company LLC

1.	In connection with the public offering of Administrative Class Shares (the “Shares”) of PIMCO Funds—PIMCO Total Return Fund (the “Fund”) based on this Investment Fund Circular (On-Demand Prospectus), PIMCO Funds filed the Securities Registration Statement on December 27, 2007 with the Director-General of Kanto Local Finance Bureau in accordance with the provisions of Article 5 of the Financial Instruments and Exchange Law (Law No. 25 of 1948). The registration thereunder became effective on December 28, 2007. In addition, the Trust filed Amendments to the Securities Registration Statement on March 31, 2008, September 10, 2008 and September 30, 2008 with the Director-General of Kanto Local Finance Bureau in accordance with Article 7 of the Financial Instruments and Exchange Law.

2.	This is the prospectus delivered to the investors upon request in accordance with the provisions of Article 15, Paragraph 3 of the Financial Instruments and Exchange Law. In case that the investors have made a request of the delivery of this prospectus, they are required to make a note thereof for themselves.

3.	The Fund is an investment trust and its investment capital shall not be guaranteed.

4.	The value of the Shares shall come under the influence of fluctuations of the value of the Fund’s portfolio investments and foreign exchange rates, and all the gain and loss due to such investments and fluctuations of the foreign exchange rates shall be attributable to the investors.

5.	Unless otherwise provided herein, the terms used herein have the same meanings as the terms used in the prospectus (Mandatory Prospectus) which is required to be delivered prior to or at the same time as the offering of the Shares in accordance with the provisions of Article 15, Paragraph 2 of the Financial Instruments and Exchange Law.

6.	The original financial statements in English are not contained in this prospectus but contained in the Securities Registration Statement.

Material Item:

The main objects of investment of the Fund are public/corporate bonds and securities denominated in foreign (non-Japanese) currencies. The net asset value of an investment may decrease below investment capital because of fluctuations of the value of the Fund’s portfolio investments, foreign exchange rates, interest rates and currency value among other reasons. The value of an investment also may decrease below investment capital because of change of the net asset value of the Fund resulting from changes of management and financial conditions of the issuers of the Fund’s portfolio securities, and consequent changes of external evaluations of the issuers. Since the net asset value of the Shares is denominated in a foreign (non-Japanese) currency, the investment value to be received in Japanese Yen may be affected by the fluctuation of foreign exchange rates. Accordingly, the investment capital shall not be guaranteed with respect to an investment in the Fund.

The Shares can be repurchased, pursuant to a prior application thereof, only on particular dates in principle.

The Fund’s net asset value may fluctuate for a number of reasons. For instance, the Fund is subject to “interest rate risk”, “credit risk”, “high yield risk”, “market risk”, “issuer risk”, “liquidity risk”, “derivatives risk”, “mortgage-related and other asset-backed risk”, “foreign (non-U.S.) investment risk”, “emerging markets risk”, “currency risk”, “leveraging risk”, “management risk” and “short sale risk.”

For more details, please refer to the Investment Fund Circular (Mandatory Prospectus).

of the Investment Fund Circular (On-Demand Prospectus)

Cover Page

Name of Document to Be Filed:	Securities Registration Statement, as amended

Person to Be Filed with:	The Director-General of Kanto Local Finance Bureau

Filing Date:	Filed as of September 30, 2008

Name of Issuer:	PIMCO FUNDS

Title and Name of Representative:	Brent R. Harris Chairman of Board of Trustees and Trustee

Address of Head Office:	840 Newport Center Drive Newport Beach, California 92660, U.S.A.

Name of Attorney-in-fact:	Hidetaka Mihara, Attorney-at-law

Address of Attorney-in-fact:	Nagashima Ohno & Tsunematsu Kioicho Building, 3-12, Kioicho, Chiyoda-ku, Tokyo

Names of Persons to Contact with:	Hiroyuki Sanbe, Attorney-at-law

Place to Contact with:	Nagashima Ohno & Tsunematsu Kioicho Building, 3-12, Kioicho, Chiyoda-ku, Tokyo

Telephone Number:	03-3288-7000

Name of the Fund Concerning the Foreign Investment Trust Beneficial Securities to be Offered for Subscription:	PIMCO FUNDS - PIMCO Total Return Fund

Amount of the Foreign Investment Trust Beneficial Securities to be Offered for Subscription:	Up to the total amount aggregating the amounts calculated by multiplying the net asset value per Administrative Class Share by the number of Administrative Class Shares in respect of 300 million Administrative Class Shares (The maximum amount expected to be sold is U.S.$3,180 million (Yen 343.8 billion)).

Note 1:	U.S.$ amount is translated into Japanese Yen at the rate of U.S.$1.00=Yen 108.12, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on July 31, 2008.

Note 2:	The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Administrative Class Share as of June 30, 2008 (U.S.$10.63) by 300 million Administrative Class Shares for convenience.

Place(s) at Which Copies of this Securities Registration Statement are Made Available for Public Inspection:	Not applicable

PART III. DETAILED INFORMATION CONCERNING THE FUND

I.	ADDITIONAL INFORMATION CONCERNING THE FUND

1.	HISTORY OF THE FUND

February 19, 1987:

Organization in the name of Pacific Investment Management Institutional Trust as a Massachusetts business trust issuing a single class of shares, (subsequently designated the “Institutional Class”).

Adoption of Declaration of Trust.

February 25, 1992:	Change of the name of the Trust to PIMCO Funds. Amendment of Declaration of Trust Amended and Restated Establishment and Designation of Total Return Portfolio as Total Return Fund.

May 31, 1994:	Amended and Restated Establishment and Designation of Total Return Fund so as to establish and designate Class A (redesignated “Institutional Class”) and Class B (redesignated “Administrative Class”) shares.

August 27, 1996:	Amended and Restated Establishment and Designation of Total Return Fund so as to establish and designate three new classes of shares, designated Class A, Class B and Class C shares.

February 24, 1998:	Amended and Restated Establishment and Designation of Total Return Fund so as to establish and designate an additional class of shares, Class D shares.

July 22, 1998:	Commencement of public offering of the Shares of Total Return Fund in Japan.

May 26, 1999:	Amended and Restated Establishment and Designation of Total Return Fund so as to establish and designate Class J shares and Class K shares.

March 16, 2000:	Approval by Shareholders of Amended and Restated Declaration of Trust.

March 31, 2000:	Amended and Restated Declaration of Trust filed with the Secretary of State of the Commonwealth of Massachusetts.

May 31, 2000:	Amended and Restated Declaration of Trust filed with the Secretary of State of the Commonwealth of Massachusetts for a name change to a Series of the Trust.

1

August 22, 2000:	Amended and Restated Establishment and Designation of a new Series of the Trust.

May 22, 2001:	Amended and Restated Establishment and Designation of a new Series of the Trust.

August 21, 2001:	Amended and Restated Establishment and Designation of a new Series of the Trust.

February 26, 2002:	Amended and Restated Establishment and Designation of a new Series of the Trust.

May 28, 2002:	Amended and Restated Establishment and Designation of a new Series of the Trust.

June 28, 2002:	Amended and Restated Establishment and Designation of a new Series of the Trust.

November 19, 2002:	Amended and Restated Establishment and Designation of Total Return Fund so as to establish and designate Advisor Class and Class R shares.

June 30, 2003:	Establishment and Designation of a new Series of the Trust.

September 30, 2003:	Establishment and Designation of eight new Series of the Trust.

April 28, 2004:	Establishment and Designation of a new Series of the Trust.

July 30, 2004:	Establishment and Designation of a new Series of the Trust.

May 31, 2005:	Establishment and Designation of three new series of the Trust.

March 29, 2006:	Establishment and Designation of a new series of the Trust.

July 24, 2006:	Establishment and Designation of a new series of the Trust.

August 30, 2006:	Establishment and Designation of three new series of the Trust.

November 27, 2006:	Establishment and Designation of a new series of the Trust and Amended Designation of an existing series of the Trust.

December 28, 2006:	Establishment and Designation of a new Series of the Trust and Amended Designation of an existing series of the Trust.

March 29, 2007:	Establishment and Designation of a new Series of the Trust.

2

August 22, 2007:	Establishment and Designation of a new Series of the Trust.

February 27, 2008:	Establishment and Designation of Seven new Series of the Trust.

April 29, 2008:	Establishment and Designation of Total Return Fund so as to establish and designate Class P shares.

June 24, 2008:	Establishment and Designation of two new Series of the Trust.

3

2.	OUTLINE OF LAWS REGULATING THE FUND IN THE JURISDICTION ESTABLISHED

Names and Outline of the Governing Laws:

The following is a brief outline of certain of the principal statutes regulating the operations of the Fund in the United States:

a.	Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts, which provides, inter alia, as follows:

A copy of the Amended and Restated Declaration of Trust must be filed with the Secretary of State of the Commonwealth of Massachusetts. Any amendment of the Amended and Restated Declaration of Trust must be filed with the Secretary within thirty days after the adoption of such amendment.

The Trust must annually file with the Secretary of State on or before June 1 a report providing the name of the Trust, its address, number of shares outstanding and the names and address of its trustees.

Penalties may be assessed against the Trust for failure to comply with certain of the provisions of Chapter 182.

b.	Investment Company Act of 1940

The 1940 Act generally requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires, among other things, that an investment company provide periodic reports to its shareholders, generally limits an investment company’s ability to engage in transactions with its affiliates, and requires that the company’s contract with its investment manager be approved by shareholders and the independent members of the investment company’s governing board. The 1940 Act also imposes limits on the capital structure of an open-end investment company by effectively limiting the securities that such an investment company may issue to common shares and by restricting the investment company’s ability to incur debt.

c.	Securities Act of 1933

The 1933 Act regulates sales of securities unless the securities are exempt or excluded from regulation under that Act. The 1933 Act, among other things, imposes various registration requirements upon issuers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d.	Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents, brokers, and dealers.

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e.	The Internal Revenue Code

The Fund intends to qualify as a “regulated investment company” for U.S. federal income tax purposes, which will subject the Fund to restrictions applicable to the sources from which it derives its gross income, the diversification of its assets and the distribution of its investment company taxable income and tax exempt interest, and to meet all other requirements necessary for it to be relieved of U.S. federal taxes on income and gains it distributes to shareholders. Shareholders that are not exempt from taxation must pay tax on their distributions even if they reinvest their dividends in the Fund.

f.	Other Laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the registration of the Fund’s shares.

3.	OUTLINE OF THE COMPETENT AUTHORITIES

Among the regulatory authorities having jurisdiction over the Trust or certain of its operations are the SEC and the Internal Revenue Service, both U.S. federal agencies, and U.S. state regulatory agencies or authorities.

a.	The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, with respect to the Trust and the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

b.	The Internal Revenue Service has broad authority to administer and enforce the federal tax laws, including the authority to inspect the records of the Trust and the Fund to monitor compliance with applicable tax laws and regulations.

c.	State authorities have the authority to require the registration of investment company securities sold to their residents or within their jurisdictions and to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

5

II.	PROCEDURES

1.	PROCEDURE OF SALES

a.	Sales in the United States

The Shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and the Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

The Shares may be purchased at the relevant net asset value of the Shares without a Sales Charge. The minimum initial investment for the Shares is $5 million, subject to certain exceptions.

An account may be opened by completing and signing a Client Registration Application and mailing it to the Trust. To help the U.S. government combat the funding of terrorism and money laundering activities, the Fund, like other U.S. financial institutions, must obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

Purchases of the Shares can only be made by wiring federal funds to Boston Financial Data Services–Midwest (the “Transfer Agent”). Before wiring federal funds, the investor must first telephone the Trust to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; and amount being wired.

A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily, 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day’s net asset value. An order received after the close of business will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent prior to such time as agreed upon by the Transfer Agent and intermediary, on the following business day will be effected at the net asset value determined on the prior business day.

The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following days: Sunday, Saturday, New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

6

b.	Sales in Japan

The terms applicable to an investor’s account may restrict the frequency or timing of purchases or repurchases, which may have the effect of limiting an investor’s ability to respond to changing market conditions.

The Shares shall not be offered, sold, resold or delivered in Japan to a United States person through any Distribution Dealers except for the Shares currently held by a United States person.

The offer for subscription of the Shares may be made in Japan on any business day in Japan (a “business day in Japan” is a business day of Nikko Cordial; hereinafter the same shall apply) during the subscription period, referred to in “PART I. INFORMATION CONCERNING SECURITIES, (7) Period of Subscription” hereof in accordance with the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” of the Mandatory Prospectus. In case that the offer for subscription of the Shares is made, a Distribution Dealer shall provide to the investor a Contract Concerning a Foreign Securities Transaction Account (the “Contract”) and receive from such investor an application for requesting the opening of a transaction account under the Contract. The purchase shall be made in the minimum investment of 100 Shares and in integral multiples of 10 Shares for the initial subscription and the same for any subsequent subscription; provided, however, in case the Shares are subscribed pursuant to the Nikko’s SMA Contracts, then the minimum amount for subscription of the Shares shall be one (1) Share or more; provided, further, that Nikko Cordial may agree to a different treatment on such minimum amount from that for the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” of the Mandatory Prospectus.

Under applicable U.S. law, to combat the funding of terrorism and money laundering activities, the Fund must obtain certain identifying information with respect to investors. Since the Fund does not have a direct relationship with its Japanese shareholders, in connection with sales of the Shares in Japan the Fund will look to Nikko Cordial to fulfill this obligation. Nikko Cordial is subject to anti-money laundering requirements under the laws of Japan.

The issue price per Share shall be, in principle, the net asset value per Share, next calculated on a Fund Business Day on which the Trust has received the application for purchase of such Share. The Trade Day in Japan is the day (which shall be a business day in Japan) on which Nikko Cordial obtains a confirmation from the Trust to the effect that the relevant order is executed; such Trade Day is ordinarily the business day in Japan immediately following the day on which the relevant application for purchase of the Shares is made to the Distribution Dealer. The settlement shall be made with the investors on the third business day in Japan after the Trade Day.

The dividend is declared on a daily basis and shall be calculated as of the last Fund Business Day of each month, so that the dividend shall be paid out with respect

7

of such month. The dividend shall be paid out by the Trust on the first Fund Business Day of each month, and such dividend shall be paid in yen to the investors in Japan on the business day in Japan immediately following the business day in Japan on which the Distribution Dealer confirms its receipt of dividend (which confirmation may ordinarily be made on the business day in Japan following the date the dividend is paid out from overseas). The details of payment method of such dividend to each investor are determined by the Distribution Dealer and each such investor. The dividend shall be attributable to the shareholders from and including the business day in the United States on which the settlement is made (such date is usually the fourth business day after the date of application for purchase made to the Distribution Dealer).

A Sales Charge shall be payable monthly at a rate equal to 0.105% (excluding consumption tax 0.10%) of the net asset value per Share determined on the last Fund Business Day in each month in respect of which the relevant dividend is calculated in equal monthly installments up to 20 times, depending on the number of the Shares to which the investor subscribes, as set forth in “PART I. INFORMATION CONCERNING SECURITIES, (5) Sales Charge” of the Mandatory Prospectus. Such Sales Charge shall, in principle, become payable, by deducting from the dividend, starting two months after the month in which the settlement of the Shares with respect to such application is made in the United States. If (i) no dividend is paid in any month or (ii) the amount of any dividend to be paid in any month is less than the amount of the Sales Charge payable with respect to such month, then the relevant Sales Charge with respect to such month shall not be paid in such month, but shall be payable in the next month. In case that the subscription is applied for in accordance with Nikko’s SMA Contracts, the Sales Charge referred to above shall not be imposed at the time of application for such subscription, except for certain charges to be imposed under the Nikko’s SMA Transaction. In addition, Nikko Cordial may agree to a different treatment on the Sales Charge from the foregoing to the extent permitted by the terms set forth in “PART I. INFORMATION CONCERNING SECURITIES” of the Mandatory Prospectus. Inquiries related to the Sales Charge shall be made at Nikko Cordial (3-1, Marunouchi 3-chome, Chiyoda-ku, Tokyo).

The shareholders in Japan are required to entrust the custody of their Shares represented by a global certificate with Nikko Cordial. The matters concerning the receipt are in accordance with the Contract.

The subscription amount of the Shares shall be paid in yen or U.S. dollars and, in case of the payment in yen, the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by Nikko Cordial.

In addition, the Distribution Dealers in Japan who are members of the Japan Securities Dealers Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than Yen 100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” established by the Japan Securities Dealers Association.

8

c.	Other Purchase Information

In the interest of economy and convenience, certificates for the Shares will not be issued to the investors in the United States. For description of the Shares of the investors in Japan, see “III. MANAGEMENT AND ADMINISTRATION, 1. OUTLINE OF MANAGEMENT OF ASSETS, ETC., (2) Custody” below.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of the Shares or to reject any purchase order, in whole or in part, or to repurchase the Shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor also may waive the minimum initial investment for certain investors. PIMCO-sponsored funds of funds are exempt from the minimum investment requirement.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund’s investment strategies may expose the Fund to risks associated with market timing activities. For example, since the Fund may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling the Shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of small capitalization companies, securities issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

9

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the Shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming the Shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage”, by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of the Shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund.

2.	PROCEDURE OF REPURCHASE

a.	Repurchase in the United States

Repurchases in Writing

The Shares may be repurchased by submitting a written request to the Trust, c/o Boston Financial Data Services –Midwest, 330 W. 9th Street, Kansas City, MO 64105, stating the Fund from which the Shares are to be repurchased, the class of the Shares, the number or dollar amount of the Shares to be repurchased and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the appropriate persons designated on the Client Registration Application (“Authorized Person”).

Additionally, an investor may request repurchases of the Shares by sending a facsimile to 1-816-421-2861. Furthermore, an investor that elects to utilize e-mail repurchase on the Client Registration Application (or subsequently in writing) may request repurchases of the Shares by sending an e-mail to pimcoteam@bfdsmidwest.com. An Authorized Person must state the name of the Fund and class from which the Shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number.

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Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described herein. Shareholders should realize that by utilizing fax or e-mail repurchase, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a repurchase by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by mail, fax or e-mail as a procedure designed to confirm that instructions are genuine.

All repurchases, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the repurchase policies of the Trust.

Repurchases by Telephone

If an election is made on the Client Registration Application (or subsequently in writing), repurchases of the Shares may be requested by calling the Trust at 1-800-927-4648. An Authorized Person must state their name, the fund and class from which the shares are to be repurchased, the number or dollar amount of the shares to be repurchased and the account number. Repurchase requests of an amount of $10 million or more may be submitted in writing by an Authorized Person.

In electing a telephone repurchase, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be an Authorized Person, and reasonably believed by PIMCO and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the prospectus filed in the United States describing the Shares. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to repurchase their Shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a repurchase by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for repurchase requests received in writing). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All repurchases initiated by telephone will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the repurchase policies of the Trust detailed below.

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An Authorized Person may decline telephone exchange or repurchase privileges after an account is opened by providing the Transfer Agent a Medallion signature guaranteed letter of instruction. Shareholders may experience delays in exercising telephone repurchase privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting repurchase orders by telegram, facsimile or overnight courier.

Other Repurchase Information

Repurchase requests for the Shares are effected at the net asset value per Share next determined after receipt in good order of the repurchase request by the Trust or its designee. A repurchase request received by the Trust or its designee prior to 4:00 p.m. Eastern time on a day the Trust is open for business is effective on that day. A repurchase request received after that time becomes effective on the next business day.

Payment of the repurchase price will ordinarily be wired to the investor’s bank one business day after the repurchase request, but may take up to seven business days. Repurchase proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire repurchase proceeds) must be received in writing, signed by an Authorized Person, and accompanied by a Medallion signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures.

b.	Repurchase in Japan

The shareholders in Japan may request for repurchase of their Shares only on the last Fund Business Day in each month. For such purpose, such shareholders may entrust the repurchase (as of the last Fund Business Day in each month) with a Distribution Dealer during the period of five business days in Japan on and prior to the last Fund Business Day in each month; provided, however, in the following extraordinary circumstances, the shareholders in Japan (or their heirs) may request for repurchase of their Shares on any Fund Business Day without any repurchase fees:

1.	the shareholder dies;

2.	most of the shareholder’s assets are lost due to natural calamity;

3.	the shareholder is adjudicated as bankrupt;

4.	the shareholder is not capable of maintaining his livelihood due to disease or disability;

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5.	Nikko Cordial judges that an event similar to the 1. through 4. above has taken place (such as fire, loss of job); and

6.	Nikko Cordial judges that a material event has taken place in case of institutional or corporate investors (such as bankruptcy or default)

The request for repurchase is made to the Trust through AGID, the Distributor, and through Nikko Cordial.

The repurchase may be made per Share. The repurchase price is equal to the net asset value per Share on the Fund Business Day on which the Trust receives the request for repurchase. The Trade Day for each repurchase is the business day in Japan on which Nikko Cordial receives a confirmation from the Trust or any designated entity thereof to the effect that the repurchase order is executed (such confirmation may usually be received in Japan on the business day in Japan immediately after the last Fund Business Day on which the relevant request for repurchase is made). The settlement is usually made on the third business day in Japan immediately after the Trade Day for the relevant repurchase. Provided, however, that the shareholder in Japan who requests the repurchase of the Share will cease to be a shareholder as of the date on which the Trust receives, through Nikko Cordial, and confirms the execution of, the relevant repurchase. In case the request for repurchase is made, the dividend shall be paid from and including the date of settlement of each subscription of the Shares on which the subscription amount of the Shares is received by the Trust (or, if any dividend is already paid, from the first Fund Business Day of the month in which the request for repurchase is made) to and including the date immediately prior to the first Fund Business Day of the next month.

If all or any part of the Sales Charge is not yet paid when the request for repurchase is made, then the unpaid Sales Charge shall be deducted from the repurchase price. If the shareholder who purchased the Shares at different times requests for repurchase of any of his/her Shares, the repurchase of such Shares as purchased earlier shall precede the repurchase of those purchased later. The remaining amount of the Sales Charge with respect to such repurchased the Shares and consumption tax chargeable to the Sales Charge shall be deducted from the repurchase amount.

The repurchase shall be paid in yen or U.S. dollars through the Distribution Dealers in accordance with the Contract. In case of the payment in yen, the yen exchange rate therefor shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each repurchase and which shall be determined by Nikko Cordial.

c.	Suspension of Repurchase

The Fund may suspend shareholders’ right of repurchase, or postpone payment for more than seven days, if the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it

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impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

d.	Trust’s right to repurchase the Shares

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to repurchase the Shares of the Trust in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to repurchase by the investor, the Shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory repurchase and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory repurchase policy does not apply to participants in PIMCO Advisors Portfolio Strategies, managed product sponsored by AGI.

The Trust agrees to repurchase the Shares solely in cash up to the lesser of $250,000 or 1% of the net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any repurchase proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that the Shares would ever be repurchased in kind. If the Shares are repurchased in kind, however, the repurchasing shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

III.	MANAGEMENT AND ADMINISTRATION

1.	OUTLINE OF MANAGEMENT OF ASSETS, ETC.

(1)	Valuation of assets:

The net asset value (“NAV”) of the Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the Administrative Class of the Fund, less any liabilities, by the total number of the Shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on

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futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation also may help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”

Under certain circumstances, the per share NAV of the Shares may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of

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the service and/or distribution fees paid by the Shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, repurchase or exchange shares.

The Shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(2)	Custody:

In the interest of economy and convenience, certificates for the Shares will not be issued to shareholders in the United States.

To shareholders in Japan, the Trust shall issue a global certificate representing the Shares held by such shareholders, and such global certificate shall be held in custody in the name of Nikko Cordial by the Transfer Agent, the Distributor or any designated entity thereof; provided, however, that neither Nikko Cordial nor shareholders in Japan can withdraw the said global certificate or any part thereof from the custody, or request the Trust to issue of any certificate (in definitive form or otherwise) representing any Share. shareholders in Japan shall be required to entrust the custody of their Shares with Nikko Cordial.

(3)	Duration:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote at any meeting of shareholders.

(4)	Accounting Period:

The accounts of the Fund will be open on April 1 and be closed on March 31 each year.

(5)	Other:

a.	Authorized Shares

There is no prescribed authorized number of the Shares, and the Shares may be issued from time to time.

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b.	Amended and Restated Declaration of Trust

Originals or copies of the Amended and Restated Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the shareholders on such terms as are conferred by law or authorized by the Trustees or by resolutions of the shareholders. Originals or copies of the Amended and Restated Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the Commonwealth of Massachusetts.

The Amended and Restated Declaration of Trust may be amended at any time by vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, or curing, correcting or supplementing any ambiguous, defective or inconsistent provision contained in the Amended and Restated Declaration of Trust, or of making any other change that does not materially adversely affect the rights of shareholders, or if the Trustees deem it necessary to conform the Amended and Restated Declaration of Trust to the requirements of applicable state or federal laws or regulations, including the U.S. Internal Revenue Code, shall not require authorization by shareholder vote.

In Japan, material changes in the Amended and Restated Declaration of Trust shall be published or notice thereof shall be sent to the Japanese shareholders.

c.	Issue of Warrants, Subscription Rights, etc.

The Trust may not grant privileges to purchase the Shares to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d.	How Performance Is Shown

The Trust may, from time to time, include the yield and total return for the Shares in advertisements or reports to shareholders or prospective investors. Quotations of yield will be based on the investment income per Share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the maximum public offering price per Share on the last day of the period.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid. Total return is measured by comparing

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the value of an investment in the Fund at the beginning of the relevant period to the repurchase value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). The Fund may advertise total return using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Fund. Consistent with SEC rules and informal guidance, for periods prior to the initial offering date of the Shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (the “Institutional Class”), adjusted to reflect the actual operating expenses (such as distribution and servicing fees) associated with the Shares. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the Shares by the amount of such higher expenses, compounded over the relevant period. For the one-year, and five-year periods ended March 31, 2008, the average annual total return for the Shares was 10.54% and 5.31%, respectively. For the period from the September 8, 1994 inception of the Shares though March 31, 2008, the annualized total return of the Shares was 7.35%. The 30-day yield for the Shares for the period ended March 31, 2008 was 5.04%. The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for the Shares will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per Share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent the dividends declared and paid to shareholders as of the end of a specified period with respect to the Shares, rather than the Fund’s actual net investment income for such specific period.

Performance information for the Trust also may be compared to various unmanaged indexes, as well as to indexes prepared for entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes generally do not reflect deductions for administrative and management costs and expenses. PIMCO also may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, and on the comparative performance or standing of PIMCO in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund or to PIMCO, should be considered in light of the Fund’s investment objective and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

Investment results will fluctuate over time, and any presentation of total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period.

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e.	Agreements with Related Companies

Procedures regarding entry into agreements with the related companies and applicable disclosure obligations shall be generally as follows:

Any agreements entered into with the related companies shall be consistent with and subject to the requirements of applicable statutes and regulations (including any amendment thereof or other applicable act of Congress), as modified by any applicable order or orders of the SEC, with respect to their continuance in effect, their termination and the method of authorization and approval of such agreements or renewal thereof.

Unless otherwise required by applicable laws and regulations, entry into such agreements is not required to be disclosed to individual shareholders. However, applicable U.S. disclosure requirements generally require disclosure of the material terms of such agreements and may require shareholder approval of investment advisory agreements.

f.	Conditions of Termination or Redemption of the Fund

For information on the conditions of termination or redemption of the Fund, see “(3) Duration” above.

2.	OUTLINE OF DISCLOSURE SYSTEM

A.	Disclosure in U.S.A.:

(i)	Disclosure to the Supervisory Authority

The Trust has filed a registration statement with the SEC on Form N-1A; the Trust updates that registration statement periodically in accordance with the 1933 Act and the 1940 Act.

(ii)	Disclosure to shareholders

In accordance with the 1940 Act, the Trust is required to send to its shareholders annual and semi-annual reports containing financial information.

B.	Disclosure in Japan:

a.	Disclosure to the Supervisory Authority

(i)	Disclosure under the Financial Instruments and Exchange Law

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director-General of Kanto Local Finance Bureau of Japan securities registration statements together with the copies of the

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Amended and Restated Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau and through the Electronic Disclosure for Investors’ Network (EDINET).

The Distribution Dealers of the Shares shall deliver prospectuses to the investors subject to the Financial Instruments and Exchange Law in Japan and the relevant Ordinance of the Cabinet Office. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director-General of Kanto Local Finance Bureau of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Kanto Local Finance Bureau and through the Electronic Disclosure for Investors’ Network (EDINET).

(ii)	Notification, etc. under the Law Concerning Investment Trusts and Investment Corporations

In order to deal with the subscription, etc. of the Shares, the Fund shall, in advance, notify certain matters concerning the Fund to the Head of the Financial Services Agency in accordance with the Law Concerning Investment Trusts and Investment Corporations (Law No. 198 of 1951) (the “Investment Trust Law”). Also, in case of an amendment to the Amended and Restated Declaration of Trust of the Fund and the agreements of the Fund, the Fund shall, in advance, notify such effect and contents thereof to the Head of the Financial Services Agency. Furthermore, the Fund shall, promptly after each fiscal period of the Fund is closed, make and file with the Head of the Financial Services Agency an investment report on certain matters concerning the assets of the Fund in accordance with the Investment Trust Law.

b.	Disclosure to Japanese Shareholders

The Japanese shareholders will be notified of the material facts which would change their position, including material amendments to the Amended and Restated Declaration of Trust of the Trust, and of notices from the Trustees, through the Distribution Dealers.

The financial statements shall be sent to the Japanese shareholders through the Distribution Dealers or the summary thereof shall be carried in daily newspapers.

3.	RIGHTS OF SHAREHOLDERS

(1)	Rights of Shareholders:

Shareholders must register their Shares in their own name in order to exercise directly their rights as shareholders. Therefore, shareholders in Japan cannot exercise

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directly their shareholders’ rights, because their Shares are registered in the name of Nikko Cordial. Shareholders in Japan may have the Distribution Dealers exercise their rights on their behalf in accordance with the Account Agreement with the Distribution Dealers. The major rights enjoyed by shareholders are as follows:

(a)	Voting rights

Each Share has one vote, with fractional Shares voting proportionally. Shares of the Fund will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting for the purpose of removing a Trustee.

(b)	Repurchase rights

U.S. shareholders are entitled to request repurchase of the Shares at their net asset value at any time. Shareholders in Japan may request for repurchase of their Shares only on the last Fund Business Day in each month.

(c)	Rights to receive dividends

Shareholders are entitled to receive any distribution declared by the Trustees. Distributions are generally made from net investment income monthly and from any net realized capital gains at least annually.

Shareholders may choose two distribution options, though investors in Japan may only choose the last alternative.

•	Reinvest all distributions in the additional Shares without a Sales Charge; or

•	Receive distributions from net investment income and capital gains distributions in cash.

(d)	Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of the Shares then held by them, except as otherwise required.

(e)	Right to inspect accounting books and the like

The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by laws or authorized by the Trustees or by resolution of the shareholders.

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(f)	Right to transfer the Shares

The Shares are transferable without restriction except as limited by applicable law and subject to the requirements set forth in the Trust’s Amended and Restated Declaration of Trust.

(g)	Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any false statement concerning any material information in the U.S. registration statement, or any omission of any statement of material information necessary to be stated therein to avoid materially misleading investors, shareholders are generally entitled to institute a lawsuit, against a person who signed the relevant registration statement, including a trustee of the issuer (or any person placed in the same position) at the time of filing such statement, as well as certain persons involved in preparing such statement.

(2)	Foreign Exchange Control in U.S.A.:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.

(3)	Agent in Japan:

Hidetaka Mihara

Attorney-at-law

Nagashima Ohno & Tsunematsu

Kioicho Building,

3-12, Kioicho, Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Trust to represent and act for the Trust in Japan for the purpose of;

(a)	the receipt of any and all communications, claims as to matters involving problems under the laws and the rules and regulations of the JSDA and

(b)	any and all judicial and extra-judicial acts and things on behalf of the Trust in connection with any and all disputes, and legal proceedings relating to the sale, offer and repurchase transactions in Japan of the Shares.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the continuous disclosure is each of the following persons:

Hidetaka Mihara

Attorney-at-law

Nagashima Ohno & Tsunematsu

Kioicho Building,

3-12, Kioicho, Chiyoda-ku, Tokyo

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(4)	Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3)(b) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court

1-4, Kasumigaseki 1-chome

Chiyoda-ku, Tokyo

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IV.	FINANCIAL CONDITIONS OF THE FUND

1.	FINANCIAL STATEMENTS

a.	Financial Statements in Japanese language of the Fund for the last two fiscal years are translated from the English version of audited financial statements prepared by the Trust, pursuant to the provisions of Article 127 (5) proviso of the “Regulations Concerning Terminology, Forms and Method of Preparation of Financial Statements, etc.” (Ministry of Finance (MOF) ordinance No. 59 of 1963) under the “Ordinance of the Cabinet Office Concerning the Disclosure of the Content, etc. of the Specific Securities” (MOF ordinance No. 22 of 1993), except the parts presented in yen translated from dollars.

The aforesaid financial statements have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm in the United States of the Trust, and their Reports of Independent Registered Public Accounting Firm as attached have been received by the Trust.

b.	The original financial statements of the Fund are presented in U.S. dollars. The Japanese translation of the financial statements is also presented in Japanese yen translated from the U.S. dollars. The amount presented in Japanese yen are translated solely for convenience from the amounts in U.S. dollars at the exchange rate of U.S.$1.00=Yen 108.12, being the mean of telegraphic transfer selling and buying exchange rate vis-à-vis Customers quoted from The Bank of Tokyo-Mitsubishi UFJ, Ltd. as of July 31, 2008. Amounts less than one million yen are rounded up or down to nearer one million yen. The amounts presented in Japanese yen may not total due to rounding.

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Reports of Independent Registered Public Accounting Firm for 2006 and 2007 to be inserted.

(1)	Balance Sheet

(2)	Statement of Operations

(3)	Schedule of Investments

(i)	Schedule of Investments in Stocks

(ii)	Schedule of Investments in Securities other than Stocks

(iii)	Schedule of Investments in Real Estate

(iv)	Schedule of Investments in Other Assets

(v)	Schedule of Loan Payable

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2.	CONDITIONS OF THE FUND

Statements of Net Assets

(As of March 31, 2008)

Amounts in thousands, except per Share amounts		US Dollar (Except for IV below)		Yen (Except for IV below)
I	Aggregate Amount of Assets		162,480,129		17,567,351,547

II	Aggregate Amount of Liabilities		36,712,174		3,969,320,253

III	Aggregate Amount of Net Assets (I - II)	Institutional	77,276,018	Institutional	8,355,083,066
		Administrative	25,200,225	Administrative	2,724,648,327
		Class A	13,154,435	Class A	1,422,257,512
		Class B	1,127,848	Class B	121,942,926
		Class C	2,884,366	Class C	311,857,652
		Class D	5,619,632	Class D	607,594,612
		Class R	505,431	Class R	54,647,200
		Total	125,767,955	Total	13,598,031,295

IV	Quantity of Outstanding Shares	Institutional			7,081,152
		Administrative			2,309,207
		Class A			1,205,399
		Class B			103,350
		Class C			264,307
		Class D			514,952
		Class R			46,315

V	Net Asset Value per Share (III - IV)	Institutional	10.91	Institutional	1,180
		Administrative	10.91	Administrative	1,180
		Class A	10.91	Class A	1,180
		Class B	10.91	Class B	1,180
		Class C	10.91	Class C	1,180
		Class D	10.91	Class D	1,180
		Class R	10.91	Class R	1,180

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V.	RESULTS OF SALES AND REPURCHASES

(Administrative Class Shares)

Results of sales and repurchases during each of the following periods and number of the outstanding Shares as of the end of such periods are as follows:

	Number of the Shares sold	in Japan	Number of the Shares repurchased	in Japan	Number of the Outstanding Shares	in Japan
5th FY 1998/4/1-1999/3/31	172,843,000	71,631,940	27,767,000	2,534,042	190,436,000	69,097,898
6th FY 1999/4/1-2000/3/31	229,605,000	33,617,700	95,333,000	18,783,550	324,708,000	83,932,048
7th FY 2000/4/1-2001/3/31	292,090,000	11,107,890	107,873,000	20,514,233	508,925,000	74,525,705
8th FY 2001/4/1-2002/3/31	526,550,000	76,975,480	180,769,000	11,449,163	854,706,000	140,052,022
9th FY 2002/4/1-2003/3/31	914,848,000	177,905,520	276,795,000	28,263,055	1,492,759,000	289,694,487
10th FY 2003/4/1-2004/3/31	580,234,000	20,173,930	576,981,000	80,864,227	1,496,012,000	229,004,190
11th FY 2004/4/1-2005/3/31	497,087,000	2,559,430	357,746,000	45,841,628	1,635,353,000	185,721,992
12th FY 2005/4/1-2006/3/31	616,915,000	1,171,533	427,020,000	43,617,301	1,825,248,000	143,276,224
13th FY 2006/4/1-2007/3/31	610,701,001	660,239	453,118,873	35,153,002	1,982,830,128	108,783,461
14th FY 2007/4/1-2008/3/31	1,060,005,936	1,557,700	733,629,064	13,836,184	2,309,207,000	96,504,977

(Note)	The Shares were sold in Japan starting on July 22, 1998. Due to rounding, the figures in the table may not be aggregated up.

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THE END OF THE DOCUMENT

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